                                                                 Exhibit 10.4.34

                                                                  EXECUTION COPY

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                             PROJECT LEASE AGREEMENT

                            Dated as of May 18, 2005

                                     between

                                SE PUNA, L.L.C.,

                                as Owner Lessor,

                                       and

                            PUNA GEOTHERMAL VENTURE,

                                    as Lessee

                       PUNA GEOTHERMAL GENERATION PROJECT

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CERTAIN OF THE RIGHT, TITLE AND INTEREST OF THE OWNER LESSOR IN AND TO THIS
PROJECT LEASE AGREEMENT AND THE RENT DUE AND TO BECOME DUE HEREUNDER HAVE BEEN
ASSIGNED AS COLLATERAL SECURITY TO, AND ARE SUBJECT TO A SECURITY INTEREST IN
FAVOR OF, UNION BANK OF CALIFORNIA, N.A., NOT IN ITS INDIVIDUAL CAPACITY BUT
SOLELY AS INDENTURE TRUSTEE UNDER AN INDENTURE OF TRUST AND SECURITY AGREEMENT,
DATED AS OF MAY 18, 2005 BETWEEN SAID INDENTURE TRUSTEE, AS SECURED PARTY, AND
THE OWNER LESSOR, AS DEBTOR. SEE SECTION 20 HEREOF FOR INFORMATION CONCERNING
THE RIGHTS OF THE ORIGINAL HOLDER AND THE HOLDERS OF THE VARIOUS COUNTERPARTS
HEREOF.

                                Table of Contents

                                                                            Page
                                                                            ----

   Section 8.4.     Purchase of Removable Modifications and Expansion

   Section 10.4.    Application of Payments Not Relating to an Event of

   Section 14.3.    Right of Owner Lessor to Retain the Owner Lessor's

                                       ii

SECTION 19. OWNER LESSOR'S RIGHT TO PERFORM..............................    38

SECTION 20. SECURITY FOR OWNER LESSOR'S OBLIGATION TO THE INDENTURE

SCHEDULE 1 -- INSURANCE
EXHIBIT A -- FORM OF PROJECT LEASE SUPPLEMENT

                                       iii

                         PROJECT LEASE AGREEMENT

     This PROJECT LEASE AGREEMENT, dated as of May 18, 2005 (this "Project
Lease"), is between SE PUNA, L.L.C., a Delaware limited liability company (the
"Owner Lessor"), and PUNA GEOTHERMAL VENTURE, a Hawaii general partnership (the
"Lessee").

                                   WITNESSETH:

     WHEREAS, pursuant to the Head Lease, the Owner Lessor has leased the
Project from the Lessee for the Head Lease Term;

     WHEREAS, pursuant to this Project Lease, the Owner Lessor desires to lease the Project to the Lessee for the Basic Lease Term and the Renewal Lease Terms,
if any, provided herein, and the Lessee desires to lease the Project from the
Owner Lessor on such terms;

     WHEREAS, the Project is located on the Project Site (as more particularly described on Exhibit A hereto), but the Project does not include the Project
Site or any part thereof, and no part of the Project Site is being leased to the
Lessee under this Project Lease; and

     WHEREAS, pursuant to the Sublease of the Power Plant Sublease, the Lessee
is subleasing the Project Site to the Owner Lessor for a term equal to the term of the Head Lease and pursuant to the Sub-Sublease of Power Plant Sublease, the
Owner Lessor is sub-subleasing the Project Site to the Lessee for a term equal to the Basic Lease Term, including any Renewal Lease Term;

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS

     Unless the context hereof shall otherwise require, capitalized terms used in this Project Lease, including the foregoing recitals, and not otherwise defined herein shall have the respective meanings specified in Appendix A to the
Participation Agreement, dated as of May 18, 2005, among the Lessee, the Owner
Lessor, SE Puna Lease, L.L.C., as Equity Investor, Wilmington Trust Company, in
its individual capacity, the Noteholders named therein and Union Bank of
California, N.A., as Indenture Trustee. The general provisions of such Appendix
A shall apply to this Project Lease.

SECTION 2. LEASE OF THE PROJECT

     Section 2.1. Lease. The Owner Lessor hereby leases the Project (such lease to be evidenced by the execution and delivery of Project Lease Supplement No. 1 or, if executed, Project Lease Supplement No. 2 in respect thereof), upon the terms and conditions set forth herein and in Project Lease Supplement No. 1 or, if executed, Project Lease Supplement No. 2, to the Lessee for the Basic Lease
Term and, subject to the Lessee's exercise of the renewal option or options in
Section 15, one or more Renewal Lease Terms, as the case may be, and the

Lessee hereby leases the Project, upon the terms and conditions set forth herein and in Project Lease Supplement No. 1 or, if executed, Project Lease Supplement
No. 2, from the Owner Lessor for such term. The Lessee and the Owner Lessor understand and agree that this Project Lease is subject to the Permitted
Encumbrances. The Project shall be subject to the terms of this Project Lease from the date on which this Project Lease is executed and delivered.

SECTION 3. BASIC LEASE TERM AND RENT

          Section 3.1. Basic Lease Term. The basic lease term of this Project
Lease for the Project (the "Basic Lease Term") shall commence on the Closing
Date and shall terminate at 11:59 p.m. (New York City time) on January 3, 2028
(the "Basic Lease Term Expiration Date"), subject to earlier termination in whole pursuant to Section 10, 13, 14, 17 or 22 hereof.

          Section 3.2. Rent.

          (a) Payment of Rent. The Lessee hereby agrees to pay to the Owner
Lessor Periodic Lease Rent, payable with respect to the Basic Lease Term for the lease of the Project. Renewal Lease Rent shall be paid on the dates and in the amounts set forth in Section 15. All Periodic Lease Rent and Renewal Lease Rent
to be paid pursuant to this Section 3.2 shall be payable in the manner set forth in Section 3.5.

          (b) Allocation of Rent. The Periodic Lease Rent allocated to each
Rental Period for the use by the Lessee of the Project shall be an amount equal to the Allocated Rent. Notwithstanding that Periodic Lease Rent is payable in accordance with Section 3.2(a) hereof and without limiting the Lessee's payment obligations under Section 3.2(a), the Allocated Rent calculated pursuant to this
Section 3.2(b) shall represent and be the amount of Periodic Lease Rent for which the Lessee becomes liable on account of the use of the Project for each calendar year included in whole or in part in the Basic Lease Term.

          (c) Section 467 Loan, Etc. It is the intention of the Owner Lessor and the Lessee that the allocation of Periodic Lease Rent to each Rental Period as provided in Section 3.2(b) constitutes a specific allocation of fixed rent within the meaning of Treasury Regulation Section 1.467-1(c)(2)(ii) with the effect that the Owner Lessor and the Lessee, on any federal income tax returns filed by them (or on any federal income tax returns (and any state and local income tax returns that follow the reporting on the relevant party's federal income tax return) on which their income is included), shall accrue the amounts of rental income and rental expense, respectively, set forth for each Rental
Period in an amount equal to the Proportional Rent. In addition, (i) if, with respect to any Rental Period, the percentage set forth for such Rental Period under the caption "Section 467 Interest Percentage" set forth in Schedule 2 to
Project Lease Supplement No. 1 (or if executed, Project Lease Supplement No. 2)
is positive, the Owner Lessor shall deduct interest expense and the Lessee shall accrue interest income with respect to such period in an amount equal to the product of the Head Lease Rent multiplied by such percentage ("Lessor Section
467 Interest") and (ii) if, with respect to any Rental Period, the percentage set forth for such Rental Period under the caption "Section 467 Interest
Percentage" set forth in Schedule 2 to Project Lease Supplement No. 1 (or if executed, Project Lease Supplement No. 2) is in parentheses, the Owner Lessor shall accrue interest income and the Lessee shall deduct interest expense with respect to such period in an amount equal to the

product of the Head Lease Rent multiplied by such percentage ("Lessee Section
467 Interest"). All Section 467 Interest and principal in respect thereof,
Proportional Rent and Allocated Rent is already included as part of Periodic
Lease Rent and Termination Values, is payable as a portion thereof, and has been taken into account in the calculation of the percentage set forth under the heading "Periodic Lease Rent Percentage" on Schedule 1 to Project Lease
Supplement No. 1 (or if executed, Project Lease Supplement No. 2) or under the heading "Termination Value Percentage" on Schedule 3 to Project Lease Supplement
No. 1 (or if executed, Project Lease Supplement No. 2). In no event shall any
Section 467 Interest or principal in respect thereof, Proportional Rent and/or
Allocated Rent be separately payable (including upon any termination of this
Project Lease, and regardless of whether or not Termination Value shall be payable in connection with any such termination), it being agreed and understood that these items represent characterizations for federal income tax purposes only, including in the case of any termination of this Project Lease pursuant to
Sections 10, 13, 14 and 17 where Termination Value is not payable.

          Section 3.3. Supplemental Lease Rent. The Lessee also agrees to pay to the Owner Lessor, or to any other Person entitled thereto as expressly provided herein or in any other Operative Document, as appropriate, any and all
Supplemental Lease Rent, promptly as the same shall become due and owing, or where no due date is specified, promptly after demand by the Person entitled thereto, and in the event of any failure on the part of the Lessee to pay any
Supplemental Lease Rent, the Owner Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise for the failure to pay Periodic Lease Rent or Renewal Lease Rent. The Lessee will also pay as
Supplemental Lease Rent, to the extent permitted by Applicable Law, an amount equal to interest at the Overdue Rate on any part of any payment of Periodic
Lease Rent or Renewal Lease Rent not paid when due for any period for which the same shall be overdue and on any Supplemental Lease Rent not paid when due
(whether on demand or otherwise) for the period from such due date until the same shall be paid. The Lessee also agrees to pay as Supplemental Lease Rent an amount equal to any premium, including Make Whole Premium, required to be paid pursuant to the Indenture or any Senior Note (other than any Make Whole Premium which may be payable after an assumption of the Senior Notes by the Equity
Investor pursuant to Section 11.4 of the Participation Agreement after the termination of this Project Lease) and any amount required to be paid as compensation by the Owner Lessor pursuant to Section 5.4(A) of the Indenture.
All Supplemental Lease Rent to be paid pursuant to this Section 3.3 shall be payable in the manner set forth in Section 3.5.

          Section 3.4. Adjustment of Lease Schedules; Minimum Rent.

          (a) The Lessee and the Owner Lessor agree that Periodic Lease Rent,
Allocated Rent, FPPO Price, EBO Price, Proportional Rent, Section 467 Interest
and principal in respect thereof, and Termination Values shall be adjusted, either upwards or downwards, to reflect (i) the issuance of any Additional
Senior Notes pursuant to Section 2.12 of the Indenture in connection with a refunding or refinancing of the Senior Notes pursuant to Section 11.3 of the
Participation Agreement (ii) the issuance of Additional Senior Notes pursuant to
Section 2.12 of the Indenture in connection with the financing of Modifications pursuant to Section 11.1 of the Participation Agreement and (iii) any payment of
Head Lease Rent pursuant to Section 11.2(c) of the Participation Agreement. In
the event of a refinancing of the Senior Notes and issuance of

Additional Senior Notes pursuant to clause (i) above, the Periodic Lease Rent and Allocated Rent shall change solely to reflect the change in interest payable on the Additional Senior Notes issued from the interest on the Senior Notes being refunded or refinanced. In the event that the Lessee obtains supplemental financing pursuant to clause (ii) above, Periodic Lease Rent and Allocated Rent shall change solely to reflect the increased debt service payable on the Senior
Notes as a result of the issuance of Additional Senior Notes.

          (b) Any adjustments pursuant to this Section 3.4 shall be calculated to preserve the Equity Investor's Net Economic Return through the end of the
Basic Lease Term and to maintain a minimum Projected Lease Rent Coverage Ratio of 1.40 to 1.00 on each Rent Payment Date during the remainder of the Basic
Lease Term; provided, however, that to the extent consistent with preserving the
Equity Investor's Net Economic Return, all adjustments shall be calculated to preserve operating lease treatment for the Lessee under GAAP and to minimize, to the extent possible, the internal rate of return of the Periodic Lease Rents and the present value of the Periodic Lease Rent through the end of the Basic Lease
Term. Adjustments will be made using the same method of computation and assumptions, including Tax Assumptions and Pricing Assumptions originally used
(other than those that have changed as the result of the event giving rise to the adjustment) in the calculation of the Periodic Lease Rent, Allocated Rent,
Section 467 Loan Balance, Section 467 Loan Interest and Termination Values and
to comply with law including Section 467 of the Code (except to the extent that the original transaction did not comply therewith). The adjustments contemplated by this Section 3.4 will result in corresponding adjustments to Allocated Rent,
Proportional Rent, Section 467 Loan Balances, Section 467 Interest and
Termination Values.

          (c) Anything herein or in any other Operative Document to the contrary notwithstanding, Periodic Lease Rent payable on any Rent Payment Date, whether or not adjusted in accordance with this Section 3.4, shall, in the aggregate, be in an amount at least sufficient to pay in full principal and interest payable on the Senior Notes on such Rent Payment Date (except principal and interest payable upon an Indenture Event of Default that is not caused by a Lease Event of Default). Anything herein or in any other Operative Document to the contrary notwithstanding, Termination Values, the EBO Price and the FPPO Price payable on any date under this Project Lease, whether or not adjusted in accordance with this Section 3.4, shall be, together with all other Rent due and owing on such date, exclusive of any portion thereof that is an Excepted Payment, in an amount at least sufficient to pay in full the principal of, premium, if any, and interest payable on the Senior Notes on such date.

          (d) Any adjustment pursuant to this Section 3.4 shall initially be computed by the Equity Investor, subject to the verification procedure described in this Section 3.4(d). Once computed, the results of such computation shall promptly be delivered by the Equity Investor to the Lessee. Within 20 days after the receipt of the results of any such adjustment, the Lessee may request that a nationally recognized firm of accountants or lease advisors selected by the
Equity Investor and reasonably satisfactory to the Lessee (the "Verifier")
verify, after consultation with the Equity Investor and the Lessee, the accuracy of such adjustment in accordance with this Section 3.4. The Equity Investor and the Lessee hereby agree, (i) each shall have the right to communicate with the
Verifier, and (ii) subject to the execution by the Verifier of an appropriate confidentiality agreement, to provide the Verifier with all information and materials (other than income tax returns) as shall be necessary in connection therewith. If the Verifier confirms that such adjustment is in accordance with this Section 3.4, it shall so certify to the Lessee, the Owner Lessor and the
Equity Investor and such certification shall be final, binding and conclusive on the Lessee, the Equity Investor and the Owner Lessor. If the Verifier concludes that such adjustment is not in accordance with this Section 3.4, and the adjustments to Periodic Lease Rent, Allocated Rent, Proportional Rent, Section
467 Loan Balance, Section 467 Interest or Termination Value calculated by the
Verifier are different from those calculated by the Equity Investor, then it shall so certify to the Lessee, the Owner Lessor and the Equity Investor and the
Verifier's calculation shall be final, binding and conclusive on the Lessee, the
Owner Lessor and the Equity Investor. If the Lessee does not request verification of any adjustment within the period specified above, the computation provided by the Equity Investor shall be final, binding and conclusive on the Lessee, the Owner Lessor and the Equity Investor. The final determination of any adjustment hereunder shall be set forth in an amendment to this Project Lease, executed and delivered by the Owner Lessor and the Lessee and consented to by the Equity Investor; provided, however, that any omission to execute and deliver such amendment shall not affect the validity and effectiveness of any such adjustment. The reasonable fees, costs and expenses of the Verifier in verifying an adjustment pursuant to this Section 3.4 shall be paid by the Lessee; provided, however, that, in the event that such Verifier determines that the present value of Periodic Lease Rent to be made under this
Project Lease as calculated by the Equity Investor is greater than the present value of the correct Periodic Lease Rent as certified by the Verifier, in each case, discounted semiannually on each Rent Payment Date at the Discount Rate, by more than six basis points, then such expenses of the Verifier shall be paid by the Equity Investor. Notwithstanding anything herein to the contrary, the sole responsibility of the Verifier shall be to verify the calculations hereunder and matters of interpretation of this Project Lease or any other Operative Document shall not be within the scope of the Verifier's responsibilities. In addition, notwithstanding any other provisions in the Operative Documents, in no event shall the EBO Price be adjusted to an amount that is less than the greatest of
(A) the Termination Value for the Project computed as of the EBO Date, (B) the estimated fair market value of the Project on the EBO Date (as set forth in the appraisal received pursuant to Section 4(n) of the Participation Agreement or this Section 3.4, as the case may be), and (C) the present value as of the EBO
Date of the sum of (i) the then remaining scheduled Periodic Lease Rent payments through the end of the Basic Lease Term as set forth in such appraisal, and (ii)
the FPPO Price (the present value calculation described in this clause (C) shall be determined utilizing a semi-annual compounded discount rate equal to the
Discount Rate.

          Section 3.5. Manner of Payments. All Rent (whether Periodic Lease
Rent, Renewal Lease Rent or Supplemental Lease Rent) shall be paid by the Lessee in lawful currency of the United States of America in immediately available funds to the recipient not later than 1:00 p.m. (New York City time) on the date due. All Rent payable to the Owner Lessor by the Lessee (other than Excepted
Payments) shall be paid by the Lessee to the Owner Lessor by payment to the
Owner Lessor's Account, or to such other place as the Owner Lessor shall notify the Lessee in writing; provided, however, that so long as the Lien of the
Indenture has not been terminated and fully discharged, the Owner Lessor hereby irrevocably directs (it being agreed and understood that such direction shall be deemed to have been revoked after the Lien of the Indenture shall have been terminated and fully discharged in accordance with its terms), and the Lessee agrees, that all payments of Rent (other than Excepted Payments) payable to the
Owner

Lessor shall be paid to such place as the Indenture Trustee shall notify the
Lessee in writing pursuant to the Indenture. Payments constituting Excepted
Payments shall be made to the Person entitled thereto at the address for such
Person set forth in the Participation Agreement, or to such other place as such
Person shall notify the Lessee in writing.

SECTION 4. DISCLAIMER OF WARRANTIES; RIGHT OF QUIET ENJOYMENT

          Section 4.1. Disclaimer of Warranties.

          (a) Without waiving any claim the Lessee may have against any manufacturer, vendor or contractor, THE LESSEE ACKNOWLEDGES AND AGREES SOLELY
FOR THE BENEFIT OF THE OWNER LESSOR, THE EQUITY INVESTOR AND THE INDENTURE
TRUSTEE THAT (i) THE PROJECT AND EACH COMPONENT THEREOF IS OF A SIZE, DESIGN,
CAPACITY AND MANUFACTURE ACCEPTABLE TO THE LESSEE, (ii) THE LESSEE IS SATISFIED
THAT THE PROJECT AND EACH COMPONENT THEREOF IS SUITABLE FOR THEIR RESPECTIVE
PURPOSES, (iii) NEITHER THE OWNER LESSOR NOR THE EQUITY INVESTOR IS A
MANUFACTURER OR A DEALER IN PROPERTY OF SUCH KIND, (iv) THE PROJECT IS LEASED
HEREUNDER TO THE EXTENT PROVIDED HEREBY FOR THE BASIC LEASE TERM AND THE RENEWAL
LEASE TERMS, IF ANY, SPECIFIED HEREIN SUBJECT TO ALL APPLICABLE LAWS NOW IN
EFFECT OR HEREAFTER ADOPTED, INCLUDING (1) ZONING REGULATIONS, (2) ENVIRONMENTAL
LAWS OR (3) BUILDING RESTRICTIONS, AND IN THE STATE AND CONDITION OF EVERY PART
THEREOF WHEN THE SAME FIRST BECAME SUBJECT TO THIS PROJECT LEASE WITHOUT
REPRESENTATION OR WARRANTY OF ANY KIND BY THE OWNER LESSOR OR THE EQUITY
INVESTOR AND (v) THE OWNER LESSOR LEASES FOR THE BASIC LEASE TERM AND THE
RENEWAL LEASE TERMS, IF ANY, SPECIFIED HEREIN AND THE LESSEE TAKES THE PROJECT
UNDER THIS PROJECT LEASE "AS-IS," "WHERE-IS" AND "WITH ALL FAULTS," AND THE
LESSEE ACKNOWLEDGES THAT NONE OF THE OWNER LESSOR, THE EQUITY INVESTOR OR THE
INDENTURE TRUSTEE MAKES NOR SHALL BE DEEMED TO HAVE MADE, AND EACH EXPRESSLY
DISCLAIMS, ANY AND ALL RIGHTS, CLAIMS, WARRANTIES OR REPRESENTATIONS, EITHER
EXPRESS OR IMPLIED, AS TO THE VALUE, CONDITION, FITNESS FOR ANY PARTICULAR
PURPOSE, DESIGN, OPERATION, MERCHANTABILITY THEREOF OR AS TO THE TITLE OF THE
PROJECT OR THE OWNER LESSOR'S LEASEHOLD INTEREST, THE QUALITY OF THE MATERIAL OR
WORKMANSHIP THEREOF OR CONFORMITY THEREOF TO SPECIFICATIONS, FREEDOM FROM
PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT, THE ABSENCE OF ANY LATENT OR OTHER
DEFECT, WHETHER OR NOT DISCOVERABLE, OR AS TO THE ABSENCE OF ANY OBLIGATIONS
BASED ON STRICT LIABILITY IN TORT OR ANY OTHER EXPRESS OR IMPLIED REPRESENTATION
OR WARRANTY WHATSOEVER WITH RESPECT THERETO, except that the Owner Lessor represents and warrants that on the Closing Date, the Project will be free of
Owner Lessor's Liens. It is agreed that all such risks, as between the Owner
Lessor and the Equity Investor on the one hand and the Lessee on the other hand are to be borne by the Lessee with respect to acts, occurrences or omissions during the Project Lease Term. None of the

Owner Lessor, the Equity Investor or the Indenture Trustee shall have any responsibility or liability to the Lessee or any other Person with respect to any of the following: (x) any liability, loss or damage caused or alleged to be caused directly or indirectly by the Project or any Component or by any inadequacy thereof or deficiency or defect therein or by any other circumstances in connection therewith; (y) the use, operation or performance of the Project or any Component thereof or any risks relating thereto; or (z) the delivery, operation, servicing, maintenance, repair, improvement, replacement or decommissioning of the Project or any Component thereof. The provisions of this paragraph (a) of this Section 4.1 have been negotiated, and, except to the extent otherwise expressly stated herein or in Sections 3.2(f) and 3.4(f) of the
Participation Agreement, the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties of the Owner Lessor and the Equity Investor, express or implied, with respect to the Project or any
Components thereof that may arise pursuant to any Applicable Law now or hereafter in effect or otherwise.

          (b) During the Project Lease Term, so long as no Lease Event of
Default shall have occurred and be continuing, the Owner Lessor hereby appoints irrevocably and constitutes the Lessee its agent and attorney-in-fact, coupled with an interest, to assert and enforce, from time to time, in the name and for the account of the Owner Lessor and the Lessee, as their interests may appear, but in all cases at the sole cost and expense of the Lessee, whatever claims and rights the Owner Lessor may have in respect of the Project or any Component thereof against any manufacturer, vendor or contractor or under any express or implied warranties relating to the Project or any Component thereof.

          Section 4.2. Quiet Enjoyment. The Owner Lessor agrees that, notwithstanding any provision of any other Operative Document, so long as no
Lease Event of Default shall have occurred and be continuing, the Owner Lessor shall not interfere with or interrupt the quiet enjoyment of the use, operation and possession by the Lessee of the Project or Modifications thereto during the
Project Lease Term.

SECTION 5. RETURN OF PROJECT

          Section 5.1. Return. Unless the Lessee shall have purchased the Owner
Lessor's Leasehold Interest in accordance with Section 22 hereof, upon expiration or early termination of this Project Lease, the Lessee, at its own expense, shall return the Project (together with any Modifications, title to which shall have vested in the Owner Lessor pursuant to the first sentence of
Section 8.3) to the Owner Lessor or any transferee or assignee of the Owner
Lessor by surrendering the Project into the possession of the Owner Lessor or such transferee or assignee at the Project Site subject to the return conditions set forth in Sections 5.2 and 5.3. In connection with such return, the Lessee shall:

               (i) assign, to the extent permitted by Applicable Law, and shall cooperate with all reasonable requests of the Equity Investor, the
          Owner Lessor or any transferee or assignee of either of such parties for purposes of obtaining, or enabling the Equity Investor, the Owner
          Lessor or such transferees or assignees to obtain, any and all
          Governmental Approvals and licenses, permits, approvals and consents of any other Persons that are or will be required to be obtained by the Equity

          Investor, the Owner Lessor or such transferee or assignee in connection with the use, operation or maintenance of the Project on or after such return in compliance with Applicable Law; provided that if any such Governmental Approval or other license, permit, approval or consent also relates to any other facilities, the Lessee and the Owner
          Lessor shall enter into mutually satisfactory arrangements so that the
          Project and such other facilities may each be owned, operated and maintained in a commercially reasonable manner;

               (ii) provide the Owner Lessor or a transferee or assignee of
          Owner Lessor copies of all documents (including all Governmental
          Approvals and related materials), instruments, plans, maps, specifications, manuals, drawings and other documentary materials relating to the installation, maintenance, operation, construction, design, modification and repair of the Project as shall be in the
          Lessee's possession and shall be reasonably appropriate or necessary for the continued operation of the Project; and

               (iii) assign to the Owner Lessor, or its designee, any Project
          Document requested by the Owner Lessor by an appropriate instrument of transfer in form and substance reasonably satisfactory to the Owner
          Lessor and prepared by and at the expense of the Lessee.

Upon such return, the right to use the Project granted hereunder for the benefit of the Lessee shall cease and terminate.

          Section 5.2. Condition Upon Return. At the time of the return of the
Project by the Lessee to the Owner Lessor or any transferee or assignee of the
Owner Lessor pursuant to Section 5.1, the following conditions shall be complied with, all at the Lessee's sole cost and expense; provided that clauses (a), (b)
and (d) shall not apply to any return pursuant to Section 10 and clause (b)
(solely with respect to compliance with Section 8) shall not apply to any termination pursuant to Section 14:

          (a) the Project shall be in at least as good condition as it would have been in if it had been maintained in the manner required by the terms of this Project Lease and shall be free and clear of all Liens (other than
Permitted Liens described in clause (a)-(c), (f), (g) and (j) of the definition thereof);

          (b) the Project shall be in compliance with Sections 7 and 8;

          (c) no Component shall be a temporary component and any replacement component shall satisfy the standards of Section 7.2;

          (d) if this Project Lease is being terminated and the Owner Lessor's
Leasehold Interest is being transferred to a third party pursuant to Section 13 or Section 14, the Lessee, at the request of the Owner Lessor, shall enter into arrangements with such third party reasonably acceptable to such third party to permit such third party access to and use of the Project and the Project Site;
and

          (e) the Lessee, at the request of the Owner Lessor made in accordance with Section 8.4, shall sell to the Owner Lessor (or its transferee or assignee)
on the date set forth in Section 8.4 at the then Fair Market Sales Value thereof each Removable Modification to the Project requested by the Owner Lessor, and/or the Expansion Project, subject in each case to all existing Liens. The fees and expenses of the Independent Appraiser(s) incurred pursuant to this clause (e)
shall be paid by the Owner Lessor. If the Owner Lessor determines not to purchase any Removable Modification (which may include the Expansion Project)
the Lessee, at its expense, shall remove such Removable Modification from the
Project Site no later than the expiration or termination date of the Project
Lease without damaging or otherwise adversely affecting the Project.

          Section 5.3. Environmental Reports; Clean-up.

          (a) In connection with the return of the Project to the Owner Lessor pursuant to this Section 5, the Lessee shall, at its own expense, provide the
Owner Lessor and, so long as the Lien of the Indenture shall not have been terminated and fully discharged, the Indenture Trustee (i) not earlier than nine
(9) months nor later than three (3) months prior to the expiration date of the
Basic Lease Term or the last Renewal Lease Term elected by the Lessee, (ii) in connection with any return pursuant to Section 10, 13 or 14, no later than three
(3) months prior to the expiration of this Project Lease or (iii) in connection with any return pursuant to Section 17, as promptly as possible after such return (but, so long as reasonable access is provided, within 45 days after such return), a phase I environmental report including a compliance with
Environmental Laws audit (together referred to as "phase I survey") addressed to the Owner Lessor and, so long as the Lien of the Indenture has not been terminated and fully discharged, the Indenture Trustee, as to the environmental condition of the Project, the presence or absence of any Environmental
Conditions and compliance or noncompliance with applicable Environmental Laws.
Such phase I survey shall have been performed not earlier than 90 days prior to the date such phase I survey is provided to the Owner Lessor, by a reputable environmental consulting firm (selected by the Lessee and reasonably acceptable to the Equity Investor), and shall be in form and scope reasonably satisfactory to the Equity Investor and, if the Lien of the Indenture shall not have been terminated and fully discharged, the Indenture Trustee. The phase I survey will only be expanded to a phase II environmental survey if and only if, as a result of the phase I survey, facts are revealed that would reasonably require further investigation in order to assess the environmental condition of the Project, the presence or absence of any Environmental Conditions, or compliance or noncompliance with applicable Environmental Laws. The provisions of such environmental surveys shall not relieve the Lessee of any indemnification obligation or liability with respect to Environmental Conditions existing at the time of such return, whether known or unknown, in respect of the Project.

          (b) If the phase I survey (and phase II environmental survey, if necessary) delivered pursuant to Section 5.3(a) indicates that any action
(including cleaning, investigation, abatement, correction, removal or remediation) is then required under any then applicable Environmental Laws
(whether indicated in the phase I survey or phase II environmental survey or otherwise and including any action then required under applicable Environmental
Laws for the Project to be then in compliance with such Laws), the Lessee shall, at its own expense, within 90 days of the Owner Lessor having received such survey provide the Owner Lessor and, so long

as the Lien of the Indenture shall not have been terminated and fully discharged, the Indenture Trustee, with a remediation plan reasonably satisfactory to the Equity Investor and, if the Lien of the Indenture shall not have been terminated and fully discharged, the Indenture Trustee, designed to effect compliance with applicable Environmental Laws and the return conditions set forth in this Section 5 as promptly as is reasonably practical (and in any event prior to the expiration of the Project Lease Term) and without materially adversely affecting the continued operation of the Project. To the extent that any action (including cleaning, investigation, abatement, correction, removal or remediation) required to be taken under this Section 5.3(b) cannot reasonably be completed prior to expiration or termination of this Project Lease, the Lessee shall complete such action (including cleaning, investigation, abatement, correction, removal or remediation) as promptly thereafter as is reasonably practical, and in addition the Lessee shall provide to the Owner Lessor and, so long as the Lien of the Indenture shall not have been terminated and fully discharged, the Indenture Trustee, (x) adequate financial assurance during such period following such expiration or termination of this Project Lease or (y) an agreement from an entity that meets the Minimum Credit Rating that such obligations shall be satisfied. The obligations of the Lessee set forth in this
Section 5.3(a) and (b) shall survive the termination of this Project Lease and the expiration of the Project Lease Term.

          Section 5.4. Expenses. The Lessee agrees to pay or reimburse, on an
After-Tax Basis, on demand, all reasonable costs and expenses incurred by the
Owner Lessor, the Equity Investor, the Indenture Trustee and any Noteholder in
connection with any return contemplated by this Section 5.

SECTION 6. LIENS

     The Lessee will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Project (or any Component thereof), the Project Site, the Lessee's Interest in the Geothermal Resource or the Owner
Lessor's interest therein, except Permitted Liens, and the Lessee shall promptly notify the Owner Lessor of the imposition of any such Lien of which the Lessee is aware and shall promptly, at its own expense, take such action as may be necessary to fully discharge and release any such Lien.

SECTION 7. MAINTENANCE; REPLACEMENTS OF COMPONENTS

          Section 7.1. Maintenance. The Lessee, at its own cost and expense, will (a) cause the Project to be maintained in good condition, repair and working order (ordinary wear and tear excepted) and in any event in all material respects (i) in accordance with Prudent Industry Practice, (ii) in compliance with all Applicable Laws of any Governmental Entity having jurisdiction, including all Environmental Laws (provided, however, that the Lessee may, in good faith and by appropriate proceedings, diligently contest the validity or application of any Applicable Law in any reasonable manner which does not involve any danger of (A) foreclosure, sale, forfeiture or loss of, or imposition of a Lien (other than a de minimis Lien) on, such Project, (B) impair
(other than in a de minimis fashion) the use, operation or maintenance of such
Project in any respect, (C) any criminal liability being incurred by the Equity
Investor, the Owner Lessor, the Indenture Trustee or any Noteholder, (D) the
Equity Investor, the Owner Lessor, the Indenture Trustee or any Noteholder being subject to any unindemnified civil liability or of the

                                       10

Equity Investor or the Owner Lessor being subject to regulation as a public utility under Applicable Law or (E) any Material Adverse Effect); and (iii) in
accordance with the terms of all insurance policies required to be maintained pursuant to Section 11 and (b) cause to be made, at its own cost and expense, all repairs, renewals, replacements, betterments and improvements thereof, all as may be necessary so that the Project may be operated in accordance with its intended purposes.

          Section 7.2. Replacement of Components. In the ordinary course of maintenance, service, repair or testing of the Project or any Component the
Lessee, at its own cost and expense, may remove or cause or permit to be removed from the Project any Component; provided, however, that the Lessee shall (a)
cause such Component to be replaced by a replacement Component which shall be free and clear of all Liens (except Permitted Liens described in clauses
(a)-(c), (e) (solely for amounts not yet delinquent), (f), (g) or (j) of the definition thereof) and in at least as good operating condition as the Component replaced, assuming that the Component replaced was maintained in accordance with this Project Lease (each such replacement Component being herein referred to as a "Replacement Component") and (b) cause such replacement to be performed in a manner which does not (i) decrease by more than a de minimis amount the current or residual value, remaining useful life or utility of the Project below the current or residual value, the remaining useful life or the utility thereof immediately prior to such replacement (assuming the Project and such Component thereof was then in the condition required to be maintained by the terms of this
Project Lease), (ii) cause the Project to become "limited-use" property within the meaning of Rev. Proc. 2001-28, 2001-1 C.B. 1156 or (iii) cause the Lessee or the Owner Lessor to be in default under any applicable term or provision of any
Operative Document. If any Component to the Project that is subject to this
Project Lease is at any time removed from the Project, such Component shall remain subject to this Project Lease, wherever located, until such time as such
Component shall be replaced by a Replacement Component which has been incorporated in the Project and which meets the requirements for Replacement
Components specified above. Immediately upon any Replacement Component becoming incorporated in the Project, without further act (and at no cost to the Owner
Lessor and with no adjustment to the Head Lease Rent, Periodic Lease Rent,
Allocated Rent, Proportional Rent or Renewal Lease Rent), (x) the replaced
Component shall no longer be subject to this Project Lease, (y) such replaced
Component shall be free and clear of all rights of the Owner Lessor and the
Indenture Trustee, and (z) the Replacement Component shall become subject to the
Head Lease and this Project Lease and, so long as the Lien of the Indenture shall not have been terminated and fully discharged, the Lien of the Indenture, and (ii) be deemed a part of the Project for all purposes of this Project Lease.
Notwithstanding anything in this Section 7.2 or elsewhere in this Project Lease to the contrary, if the Lessee has determined that a Component is surplus or obsolete, it shall have the right to remove such Component without replacing it;
provided, that no such Component may be so removed without being replaced if such removal would decrease by more than a de minimis amount the current or residual value, remaining useful life or utility of the Project below the current or residual value, the remaining useful life or the utility thereof immediately prior to such removal (assuming the Project was then in the condition required to be maintained by the terms of this Project Lease) or cause the Project to become "limited-use" property within the meaning of Rev. Proc.
2001-28, 2001-1 C.B. 1156.

                                       11

SECTION 8. MODIFICATIONS

          Section 8.1. Required Modifications. The Lessee, at its own cost and expense, shall make or cause to be made all Modifications to the Project as are required (a) by Applicable Law (provided, however, that the Lessee may, in good faith and by appropriate proceedings, diligently contest the validity or application of any Applicable Law in any reasonable manner which (i) does not involve any danger of foreclosure, sale, forfeiture or loss of, or imposition of a Lien on, the Project or any material part thereof or impair the use, operation or maintenance of the Project in any material respect, and (ii) could not result in any criminal liability being incurred by, or could not reasonably be expected to have any material adverse effect on the interests of, the Equity Investor (or any Affiliate thereof) or the Owner Lessor, including subjecting the Equity
Investor (or any Affiliate thereof) or the Owner Lessor to regulation as a public utility under Applicable Law solely as a result of such contest;
provided, that no such contest may extend beyond the expiration or early termination of this Project Lease) or (b) to maintain in effect any insurance required to be maintained by the Lessee under any Operative Document
Modifications (each, a "Required Modification"). In connection with the making of any Required Modification, the Lessee shall procure all consents (including, to the extent applicable, consents from the Power Purchaser under the Power
Purchase Agreement) and approvals from any Governmental Entity having jurisdiction.

          Section 8.2. Optional Modifications. The Lessee at any time may, at its own cost and expense, make or cause or permit to be made any Modification to the Project as the Lessee considers necessary or desirable in the proper conduct of its business (any such Modification that is not a Required Modification being referred to as an "Optional Modification"), provided that the Lessee shall not make and shall prevent from being made any Optional Modification to the Project that would (i) decrease by more than a de minimis amount the current or residual value, utility or remaining useful life of the Project below the current or residual value, utility or remaining useful life of the Project immediately prior to such Modification assuming the Project was then in the condition required to be maintained by the terms of this Project Lease or (ii) cause the
Project to become "limited-use" property, within the meaning of Rev. Proc.
2001-28, 2001-1 C.B. 1156, and no such Optional Modification shall be made unless (x) the Lessee provides to the Owner Lessor and, so long as the Lien of the Indenture shall not have been terminated and fully discharged, the Indenture
Trustee a certification from the Geothermal Consultant that such Modification is not reasonably expected materially and adversely to affect the Owner Lessor's rights under the Sublease of Resource Sublease or otherwise materially reduce or impair the Geothermal Resource available to the Lessee pursuant to the Resource
Sublease Partial Assignment for the purpose of satisfying its obligations under the Power Purchase Agreement, (y) the Lessee shall have received all consents
(including, to the extent applicable, consents from the Power Purchaser under the Power Purchase Agreement) and approvals from any Governmental Entity having jurisdiction and (z) such Modification could not reasonably be expected to have a Material Adverse Effect (collectively, the "Improvement Conditions").

          Section 8.3. Modifications Subject to Head Lease. All (a) Required
Modifications (including Severable Modifications that are Required
Modifications), (b) Nonseverable Modifications and (c) Modifications financed by the Owner Lessor by an

                                       12

Additional Equity Investment or a Supplemental Financing pursuant to Section
11.1 of the Participation Agreement shall (without adjustment to the Head Lease
Rent (except as set forth in Section 11.2 of the Participation Agreement) or, except as provided herein or in Section 11.2 of the Participation Agreement,
Periodic Lease Rent, Allocated Rent, Proportional Rent or Renewal Lease Rent)
immediately (i) become subject to the Head Lease and this Project Lease and, so long as the Lien of the Indenture shall not have been terminated and fully discharged, the Owner Lessor's Leasehold Interest therein shall immediately become subject to the Lien of the Indenture, and (ii) be deemed part of the
Project for all purposes of this Project Lease and the other Operative
Documents. The Lessee, at its own cost and expense, shall take such steps as the
Owner Lessor and, so long as the Lien of the Indenture shall not have been terminated and fully discharged, the Indenture Trustee may reasonably require from time to time to confirm that such Modifications are subject to the Head
Lease and this Project Lease and, so long as the Lien of the Indenture shall not have been terminated and fully discharged, the Owner Lessor's interest therein are subject to the Lien of the Indenture. Optional Modifications which are
Severable Modifications and which are not financed by the Owner Lessor by an
Additional Equity Investment or a Supplemental Financing pursuant to Section
11.1 of the Participation Agreement are referred to herein as "Removable
Modifications"). All Modifications other than Removable Modifications shall become subject to the Head Lease, this Project Lease and the Lien of the
Indenture. The parties agree that the Well Improvements are Nonseverable
Modifications.

          Section 8.4. Purchase of Removable Modifications and Expansion
Project. Unless this Project Lease shall have sooner terminated, not later than twenty (20) days prior to the Basic Lease Term Expiration Date (or any Renewal
Term then in effect), the Lessee shall notify the Owner Lessor of all Removable
Modifications which have not been removed from the Project. The Owner Lessor shall have the right to purchase any Removable Modifications made to the Project including those with respect to the Expansion Project which have not been removed from the Project. The Owner Lessor may only exercise the purchase option described in the immediately preceding sentence by irrevocable written notice to the Lessee. The purchase price for Removable Modifications and the Expansion
Project to be purchased by the Owner Lessor shall be the then Fair Market Sales
Value as determined pursuant to Section 5.2(e). The Lessee may, at the Lessee's cost and expense, remove any Removable Modifications, including the Expansion
Project that the Owner Lessor has not elected to purchase. The Lessee shall (at the Lessee's cost and expense) repair any damage to the Project caused by the removal by the Lessee of any Removable Modification including those with respect to the Expansion Project. Any Removable Modification to the Project including those with respect to the Expansion Project which are not removed by the Lessee at or prior to the expiration or early termination of the Project Lease shall become subject to the Head Lease (at no cost to the Owner Lessor).

SECTION 9. NET LEASE

     This Project Lease is a "net lease" and the Lessee's obligation to pay all
Rent, including Periodic Lease Rent, Renewal Lease Rent and Supplemental Rent
payable hereunder, (and the accrual of Allocated Rent) shall be absolute and unconditional under any and all circumstances and shall not be terminated, extinguished, diminished, lost, setoff (except as expressly provided herein) or otherwise impaired by any circumstance of any character, including by (i) any claim, setoff, counterclaim, recoupment, defense or other right which the Lessee may have against the

                                       13

Owner Lessor, the Equity Investor, the Indenture Trustee, any of their respective Affiliates or any other Person, including any claim as a result of any breach by any of said parties of any covenant or provision in this Project
Lease or any other Operative Document, (ii) any lack or invalidity of title or any defect in the title, condition, design, operation, merchantability or fitness for use of the Project or any Component or any portion of any thereof, or any eviction by paramount title or otherwise, or any unavailability of the
Project, the Lessee's interest in the Geothermal Resource, the Project Site, any
Component or any portion of either thereof, any other portion of the Project, or any part thereof, (iii) any loss, theft or destruction of, or damage to, the
Project or any Component or any portion of any thereof or interruption or cessation in the use or possession thereof or any part thereof by the Lessee for any reason whatsoever and of whatever duration, (iv) the condemnation, requisitioning, expropriation, seizure or other taking of title to or use of the
Project Site, the Project, the Lessee's interest in the Geothermal Resource, any
Component or any portion thereof by any Governmental Entity or otherwise, (v)
the invalidity or unenforceability (or allegation of invalidity or unenforceability) or lack of due authorization or other infirmity of this
Project Lease or any other Operative Document, (vi) the lack of right, power or authority of the Owner Lessor to enter into this Project Lease or any other
Operative Document, (vii) any ineligibility of the Project or any Component or any portion of any thereof for any particular use, whether or not due to any failure of the Lessee to comply with any Applicable Law, (viii) any event of
"force majeure" or any frustration of purpose, (ix) any legal requirement similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding, (x) any insolvency, bankruptcy, reorganization or similar proceeding by or against the Lessee or any other Person, (xi) any Lien of any Person with respect to the Project Site, the Project, any Component or any portion of any thereof or any part thereof, (xii) any prohibition, limitation or restriction of Lessee's use of all or any part of the Project, the
Project Site or any portion thereof or any interest therein or the interference with such use by any Person, (xiii) the termination or loss of the Project Site or any portion thereof, any other lease, sublease, right-of-way, easement or other interest in personal or real property upon or to which any portion of the
Project is located, attached or appurtenant or in connection with which any portion of the Project is used or otherwise affects or may affect the Project or any right thereto, (xiv) any defect in the title to, or the existence of any
Lien with respect to the Project or any act of circumstances that may constitute an eviction or constructive eviction, failure of consideration or commercial frustration of purpose, (xv) any breach, default or misrepresentation by Owner
Lessor or any other Person under this Project Lease or any of the other
Operative Documents, (xvi) any failure, omission or delay on the part of any
Person to exercise any right, power or remedy under any Operative Document,
(xvii) the taking or omission of any of the actions referred to in any of the
Operative Documents or (xviii) any other cause, whether similar or dissimilar to the foregoing, any present or future law notwithstanding; except as expressly set forth herein or in any other Operative Document, it being the intention of the parties hereto that all Rent, including all Periodic Lease Rent, Renewal
Lease Rent and Supplemental Rent payable hereunder, shall continue to be payable by the Lessee hereunder, and Allocated Rent shall continue to accrue in each case and in all events in the manner and at times provided for herein. Such
Rent, including Periodic Lease Rent or Renewal Lease Rent and Supplemental Lease
Rent shall not be subject to any abatement and the payments thereof shall not be subject to any setoff or reduction for any reason whatsoever, including any present or future claims of the Lessee or any other Person against the Owner
Lessor or any other Person under this Project Lease or otherwise. To the extent permitted by Applicable Law, the Lessee hereby waives any and all rights which it may

                                       14

now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Project Lease except in accordance with Section 10, 13, 14 or 22. If for any reason whatsoever this Project Lease shall be terminated in whole or in part by operation of law or otherwise, except as specifically provided herein, the Lessee nonetheless agrees, to the extent permitted by Applicable Law, to pay to the Owner Lessor an amount equal to each installment of Periodic Lease Rent (or, in connection with a termination of a Renewal Lease Term, Renewal Lease Rent) and all Supplemental
Lease Rent due and owing, at the time such payment would have become due and payable in accordance with the terms hereof had this Project Lease not been so terminated. Nothing contained herein shall be construed to waive any claim which the Lessee might have under any of the Operative Documents or otherwise or to limit the right of the Lessee to make any claim it might have against the Owner
Lessor or any other Person or to pursue such claim in such manner as the Lessee shall deem appropriate.

SECTION 10. EVENTS OF LOSS

          Section 10.1. Occurrence of Events of Loss. (a) The Owner Lessor will promptly notify, or will cause the Equity Investor to promptly notify, the
Lessee upon obtaining Actual Knowledge of any event that upon election of the
Equity Investor would result in a Regulatory Event of Loss; provided that the failure to deliver such notice shall not result in any liability to the Owner
Lessor or the Equity Investor. If an Event of Loss described in clause (a) or
(b) of the definition of such term shall occur or an event shall occur which could become an Event of Loss as described in clause (c) of such term, then the
Lessee shall promptly notify the Owner Lessor and, so long as the Lien of the
Indenture shall not have been terminated and fully discharged, the Indenture
Trustee of the occurrence thereof. In the case of an Event of Loss described in clause (a) or (b) of the definition thereof, the Lessee may elect to rebuild or replace the damaged Project, provided (i) no Lease Default or Lease Event of
Default has occurred and is continuing (other than any Lease Default or Lease
Event of Default that would be cured by such rebuilding), (ii) notice of such election has been given to the Owner Lessor and, so long as the Lien of the
Indenture shall not have been terminated and fully discharged, the Indenture
Trustee within 30 days of the date of the occurrence of the Event of Loss and
(iii) the conditions set forth in Section 10.3(a) shall have been satisfied.

     If the Lessee fails to duly satisfy the conditions set forth in Section
10.3(a), the Lessee will be deemed to have made the election to terminate this
Project Lease pursuant to Section 10.1(b) as of the end of the 30 day period referred to in the previous paragraph. If the Lessee satisfies the conditions in
Section 10.3(a), but fails to satisfy the conditions in Section 10.3(b), (c) or
(d), the Lessee will be deemed to have elected the termination option as of the last day of the month in which the Owner Lessor has given notice of such failure.

          (b) If (i) an Event of Loss described in clause (a) or (b) of the definition of such term shall have occurred and the Lessee shall have elected
(or shall be deemed to have elected) not to rebuild or replace the Project pursuant to Section 10.1(a) hereof, or (ii) an Event of Loss described in clause
(c) of the definition of Event of Loss shall occur or (iii) a Regulatory Event of Loss shall occur, then, (x) in the case of clause (i) above, on the next
Termination Date occurring at least 30 days after such election or deemed election or (y) in the case of clause (ii) above, on the Termination Date next occurring (1) at least six months after the occurrence of

                                       15

such Event of Loss or (2) if earlier, at least 30 days after receipt of Casualty
Insurance Proceeds or Requisition Proceeds in respect of such Event of Loss, or
(z) in the case of clause (iii) above, on the Termination Date next occurring at least three months after the occurrence of such Regulatory Event of Loss the
Lessee shall terminate this Project Lease. In connection with any such termination arising as a result of an Event of Loss described in clause (a), (b)
or (c) of the definition thereof, if the Lessee shall have elected not to rebuild or replace the Project, the Owner Lessor may elect to retain the Project and pay the outstanding principal and accrued and unpaid interest on the Senior
Notes; provided however, that if the Owner Lessor elects to retain the Project it shall notify the Lessee at least 30 days prior to such Termination Date and shall deliver to the Indenture Trustee a letter of credit of an Acceptable
Letter of Credit Provider with a maximum drawing amount equal to not less than the principal and interest which would be payable on the Senior Notes. If the
Owner Lessor elects to retain the Project as provided above, then the Lessee shall, on such Termination Date, pay to the Owner Lessor (A) all amounts of any unpaid Periodic Lease Rent and Renewal Lease Rent due on or before such
Termination Date, plus (B) all amounts of Supplemental Lease Rent (including reasonable documented out-of-pocket costs and expenses incurred in connection with such Event of Loss by the Owner Lessor, the Equity Investor, and the
Indenture Trustee) due and payable on or before such Termination Date. If the
Owner Lessor fails to elect to retain the Project as provided above, Lessee shall offer (and unless the Lessor elects to retain the Project, such offer shall be deemed accepted) to purchase, subject to the rights of any insurers under policies maintained by the Lessee, on such Termination Date the Owner
Lessor's Leasehold Interest by paying or causing to be paid (1) the Termination
Value determined as of such Termination Date, plus (2) any unpaid Periodic Lease
Rent and Renewal Lease Rent due on or before such Termination Date, plus (3) all other Supplemental Lease Rent (including reasonable documented out-of-pocket costs and expenses incurred in connection with such Event of Loss by the Owner
Lessor, the Equity Investor and the Indenture Trustee) due and payable on or prior to such Termination Date. Upon the payment of all sums required to be paid pursuant to this Section 10.1(b), (i) Allocated Rent shall cease to accrue and the obligation to pay Periodic Lease Rent or Renewal Lease Rent shall cease,
(ii) the Lessee shall cease to have any other liability to the Owner Lessor, the
Equity Investor, or the Indenture Trustee except for Supplemental Lease Rent and other obligations (including those under Sections 9.1 and 9.2 of the
Participation Agreement and the Tax Indemnity Agreement) surviving pursuant to the express terms of any Operative Document, (iii) the Owner Lessor shall pay the outstanding principal and accrued and unpaid interest on the Senior Notes,
(iv) this Project Lease, the Head Lease, the Sublease of the Power Plant
Sublease and the Real Estate Documents related thereto shall terminate, (v) the
Owner Lessor shall, at the Lessee's cost and expense, execute and deliver to the
Lessee a release and termination of this Project Lease, the Head Lease, the
Sublease of the Power Plant Sublease and the Real Estate Documents related thereto, (vi) the Owner Lessor shall transfer (by an appropriate instrument of transfer in form and substance reasonably satisfactory to the Owner Lessor and prepared by and at the expense of the Lessee) the Owner Lessor's Leasehold
Interest to the Lessee on an "as is, where is" and "with all faults" basis, without representations or warranties other than a warranty as to the absence of
Owner Lessor's Liens and a warranty of the Equity Investor as to the absence of
Equity Investor's Liens and (vii) the Owner Lessor shall use all reasonable efforts to cause the Indenture Trustee to discharge the Lien of the Indenture and shall execute and deliver appropriate releases and other documents or instruments necessary or desirable to effect the foregoing, all to be prepared, filed and recorded (as appropriate) at the cost and expense of the Lessee.

                                       16

          Section 10.2. Application of Payments.

          (a) All Requisition Proceeds received at any time by the Owner Lessor or the Lessee from any Governmental Entity as a result of the occurrence of an
Event of Loss described in clause (c) of the definition of Event of Loss and all
Casualty Insurance Proceeds received as a result of the occurrence of an Event of Loss described in clause (a) or (b) of the definition of Event of Loss shall be applied as follows:

               (i) in the event that the Owner Lessor elects to retain the
          Project pursuant to Section 10.1(b), all such Requisition Proceeds and all Casualty Insurance Proceeds shall be promptly paid to the Owner
          Lessor;

               (ii) in the event that the Owner Lessor elects not to retain the
          Project pursuant to Section 10.1(b), then all such payments received at any time by the Lessee shall be promptly paid to the Owner Lessor or if the Lien of the Indenture shall not have been terminated and fully discharged, to or at the direction of the Indenture Trustee, for application pursuant to the following provisions of this Section 10.2:

                    (A) so much of such payments as shall not exceed the Rent
               required to be paid by the Lessee pursuant to Section 10.1(b)
               shall be applied in reduction of the Lessee's obligation to pay such amount if not already paid by the Lessee or, if already paid by the Lessee, shall, so long as no Lease Default or Lease Event of Default shall have occurred and be continuing, be applied to reimburse the Lessee for its payment of the Termination Value portion of such amount; and

                    (B) the balance, if any, of such payments remaining
               thereafter shall be apportioned between the Owner Lessor and the
               Lessee as their interests may appear.

     Notwithstanding the foregoing, if the Lessee shall have decided to rebuild or replace the Project pursuant to Section 10.1(a), any Casualty Insurance
Proceeds received by the Owner Lessor, the Indenture Trustee or the Lessee as a
result of the occurrence of an Event of Loss described in clause (a) or (b) of the definition of Event of Loss shall be paid to the Depositary Bank, deposited into the Loss Proceeds Account and applied as provided in the Depositary
Agreement.

          Section 10.3. Conditions to Lessee's Right to Rebuild or Replace. (a)
The Lessee's right to rebuild or replace the Project pursuant to Section 10.1(a)
shall be subject to the fulfillment, at the Lessee's sole cost and expense, of the conditions contained in said clause (a), and the following additional conditions:

               (i) receipt by the Equity Investor and, so long as the Lien of the Indenture shall not have been terminated and fully discharged, the
          Indenture Trustee, on or prior to the date on which the election to rebuild has been delivered pursuant to the third sentence of Section
          10.1(a), of: (A) a report of the Engineering Consultant

                                       17

          or another independent engineer, such other engineer and such report to be satisfactory to the Equity Investor and, so long as the Lien of the Indenture has not been terminated and fully discharged, the
          Indenture Trustee (and if the Lessee's interest in the Geothermal
          Resource is affected by such Event of Loss a report of the Geothermal
          Consultant or another independent geothermal consultant, such other geothermal consultant and such report to be satisfactory to the Equity
          Investor and, so long as the Lien of the Indenture shall not have been terminated and fully discharged, the Indenture Trustee) to the effect that (1) the rebuilding or replacement of the Project is
          technologically feasible and economically viable with the Casualty
          Insurance Proceeds paid or payable as a result of such damage to the
          Project together with all funds that the Lessee has agreed in writing to provide (in form and substance satisfactory to the Owner Lessor and, so long as the Lien of the Indenture shall not have been terminated and fully discharged, the Indenture Trustee), the availability of such funds as required to be guaranteed by an
          Acceptable Letter of Credit Provider whose right to reimbursement shall be limited to funds of the Lessee which are not subject to the
          Liens created under the Depositary Agreement, (2) it is reasonable to expect that such rebuilding or replacement can be completed within eighteen months from the date on which the Event of Loss occurred (the
          "Rebuilding Measuring Date") but, in any event, no later than the last day of the Project Lease Term unless Section 15.6 shall be applicable and (3) it is reasonable to assume that the total net energy produced by the Project at 12 and 18 months, respectively, after the Rebuilding
          Measuring Date is equal to 40% and 100%, respectively, of the total net energy produced by the Project in the last full calendar year immediately preceding the Event of Loss, and (B) an appraisal of an appraiser selected by the Lessee, such appraiser and such appraisal to be reasonably acceptable to the Equity Investor and, so long as the
          Lien of the Indenture shall not have been terminated and fully discharged, the Indenture Trustee, to the effect that the Project, after completion of the rebuilding or replacement, will have at least the same current and residual value, utility and remaining useful life as the Project immediately prior to the Event of Loss (assuming the
          Project was then in the condition required by the terms of this
          Project Lease), and (C) an Officer's Certificate of the Lessee, which shall be reasonably satisfactory as to form and substance to the
          Equity Investor and, so long as the Lien of the Indenture shall not have been terminated and fully discharged, the Indenture Trustee, to the effect that (1) no Lease Default or Lease Event of Default shall have occurred and be continuing, (2) the Lessee has adequate financial resources, from insurance proceeds or otherwise, to complete such rebuilding or replacement and to perform its other obligations under the Operative Documents, including the payment of Rent, (3) the Power
          Purchase Agreement will stay in effect during the period of rebuilding or replacement, (4) the Lease Rent Coverage Ratio during the period of rebuilding or replacement will be not less than 1.00 to 1.00 (taking into account all proceeds received from Business Interruption insurance) and (5) such rebuilding will not result in the Project being "limited use" property within the meaning of Rev. Proc. 2001-28,
          2001-1 C.B. 1156.

               (ii) receipt by the Equity Investor on or prior to the date on which the election to rebuild or replace has been delivered pursuant to the third sentence of

                                       18

          Section 10.1(a), of (A) a legal opinion of independent tax counsel selected by the Equity Investor and reasonably satisfactory to the
          Lessee to the effect that such rebuilding or replacement will not result in any incremental tax risks to the Equity Investor, and (B) an indemnity (with verification, tax savings, and contest rights provisions substantially the same as those set forth in the Tax
          Indemnity Agreement) against any tax risks resulting from the rebuild or replacement of the Project in form and substance reasonably satisfactory to the Equity Investor from the Lessee;

               (iii) no material adverse accounting effect on the Equity
          Investor shall be caused by such rebuilding or replacement; and

               (iv) the Lessee shall have demonstrated to the reasonable
          satisfaction of the Owner Lessor and, so long as the Lien of the
          Indenture shall not have been terminated and fully discharged, the
          Indenture Trustee (A) the absence of any Lease Default or Lease Event of Default (other than any Lease Default or Lease Event of Default that would be cured by such rebuilding), and (B) that all Governmental
          Approvals required in connection with the work done or proposed to be done have been obtained or can reasonably be expected to be obtained on or prior to the date required in connection therewith.

          (b) If the conditions to the rebuilding or replacement of the Project set forth in paragraph (a) of this Section 10.3 have been fulfilled, the Lessee shall cause the rebuilding or replacement to commence as soon as practicable, and in any event within twelve (12) weeks of the Rebuilding Measuring Date and will cause work on such rebuilding or replacement to proceed diligently thereafter. As the rebuilding or replacement of the Project progresses, title to the rebuilt or replacement Project shall vest in the Lessee and become subject to the Head Lease and such interest of the Owner Lessor shall become subject to this Project Lease and, so long as the Lien of the Indenture shall not have been terminated and fully discharged, the Lien of the Indenture automatically without any further act by any Person.

          (c) Casualty Insurance Proceeds shall be released to pay costs of rebuilding or replacement only if accompanied by an Officer's Certificate of the
Lessee which demonstrates that the rebuilding or replacement is proceeding in a manner consistent with the requirements of Section 10.3(a), including in conformity with the construction schedule described in the report of the
Engineering Consultant delivered pursuant thereto.

          (d) On the date of the completion of such rebuilding or replacement of the Project which shall occur within eighteen (18) months of the Rebuilding
Measuring Date (the "Rebuilding Closing Date") the following documents shall be duly authorized, executed and delivered and, if appropriate, filed for recordation by the respective party or parties thereto and shall be in full force and effect, and an executed counterpart of each thereto shall be delivered to the Owner Lessor and, so long as the Lien of the Indenture shall not have been terminated and fully discharged, the Indenture Trustee:

               (i) with respect to the Project, supplements to the Head Lease and this Project Lease subjecting such rebuilt or replacement facility to the Head Lease and this Project Lease (at no cost to the Owner
          Lessor with no change in Head Lease

                                       19

          Rent, Allocated Rent, Proportional Rent or the Periodic Lease Rent or
          Renewal Lease Rent as a result of such rebuilding or replacement);

               (ii) supplements to the Indenture subjecting such rebuilt or replacement facility to the Lien of the Indenture (at Lessee's sole cost and expense);

               (iii) such recordings and filings as may be reasonably requested by the Equity Investor or the Indenture Trustee to be made or filed;

               (iv) an opinion of counsel of the Lessee, such counsel and such opinion to be reasonably satisfactory to the Equity Investor and, so long as the Lien of the Indenture shall not have been terminated and fully discharged, the Indenture Trustee to the effect that (A) the supplements to the Head Lease and this Project Lease or other documents required by clause (i) above constitute effective instruments for subjecting such rebuilt or replacement facility to the
          Head Lease and this Project Lease, (B) the supplements to the
          Indenture required by clause (ii) above, if any, constitute effective instruments for subjecting such rebuilt or replacement facility to the
          Lien of the Indenture, and (C) all filings and other action necessary to perfect and protect the Owner Lessor's and, if applicable, the
          Indenture Trustee's interest in such rebuilt or replacement facility have been accomplished;

               (v) an appraisal by an Independent Appraiser, certifying that the rebuilt or replacement facility has a current and residual value, remaining useful life and utility at least equal to the current and residual value, remaining useful life and utility that the Project would have had on the Rebuilding Closing Date had such Event of Loss not occurred (assuming the Project would then be in the condition and repair required to be maintained by the terms of this Project Lease)
          and the Project is not "limited-use" property within the meaning of
          Rev. Proc. 2001-28, 2001-1 C.B. 1156;

               (vi) a report by an Engineering Consultant certifying that the rebuilt or replacement facility is in a state of repair and condition required by this Project Lease; and

               (vii) satisfactory evidence as to the compliance with Section 11 of this Project Lease with respect to the rebuilt or replacement facility.

          (e) Whether or not the transactions contemplated by this Section 10.3 are consummated, the Lessee agrees to pay or reimburse, on an After-Tax Basis, any costs or expenses (including reasonable legal fees and expenses) incurred by the Owner Lessor, the Equity Investor, the Indenture Trustee and the Noteholders
in connection with the transactions contemplated by this Section 10.3.

          Section 10.4. Application of Payments Not Relating to an Event of
Loss.

          (a) In the event that during the Project Lease Term (i) the use of all or any portion of the Project or the Lessee's interest in the Geothermal
Resource is subject to a seizure,

                                       20

condemnation, confiscation or the taking of or requisition of title to or use thereof by any Governmental Entity, or (ii) the Lessee is prevented from operating or maintaining all or any portion of the Project, the Lessee's interest in the Geothermal Resource or the Project Site as a result of a seizure, condemnation, confiscation or the taking of or requisition of title to or use thereof by any Governmental Entity, which in either case does not constitute an Event of Loss, the Lessee's obligation to pay all installments of
Periodic Lease Rent and Renewal Lease Rent and the accrual of Allocated Rent shall continue for the duration of such requisitioning or taking. The Lessee shall be entitled to receive and retain for its own account all Requisition
Proceeds payable for any such period by such Governmental Entity as compensation for such requisition or taking of possession; provided that such payments shall be paid to the Depositary Bank, deposited into the Loss Proceeds Account and applied in accordance with the terms of the Depositary Agreement.

          (b) Any Casualty Insurance Proceeds with respect to the Project received at any time by the Owner Lessor, the Indenture Trustee or the Lessee
under any of the insurance policies required to be maintained by the Lessee under Section 11 as a result of any Partial Casualty shall be paid to the
Depositary Bank, deposited into the Loss Proceeds Account and applied in accordance with the terms of the Depositary Agreement.

          Section 10.5. Partial Casualties.

          (a) Upon the occurrence of any Partial Casualty (other than a
Significant Partial Casualty), the Lessee (unless the Casualty Insurance
Proceeds received with respect to such Partial Casualty is less than $2,500,000, the obligations of HELCO under the PPA are not affected as a result of any decision not to cause such rebuilding or replacement to occur in accordance with this Section 10.5(a) and such Partial Casualty does not (i) decrease by more than a de minimis amount the current or residual value, remaining useful life or utility of the Project below the current or residual value, the remaining useful life or the utility thereof immediately prior to such Partial Casualty (assuming the Project was then in the condition required to be maintained by the terms of this Project Lease), (ii) cause the Project to become "limited-use" property within the meaning of Rev. Proc. 2001-28, 2001-1 C.B. 1156 or (iii) result in a
Default or an Event of Default under any applicable term or provision of any
Operative Document) shall cause the rebuilding or replacement of the Project to commence as soon as practicable, and in any event within twelve (12) months of the occurrence of the event that caused such Partial Casualty and will cause work on such rebuilding or replacement to proceed diligently thereafter. As the rebuilding or replacement of the project progresses, (i) all such rebuilt or replacement portions of Project shall become subject to the Head Lease and this
Project Lease, and (ii) so long as the Lien of the Indenture shall not have been terminated and fully discharged, the Owner Lessor's interest therein shall become subject to the Lien of the Indenture, automatically without any further act by any Person. A Partial Casualty which constitutes a Significant Partial
Casualty shall be treated for purposes of this Project Lease as an Event of Loss described in clauses (a) and (b) of the definition of such term, and, if the
Lessee chooses to rebuild or replace the Project, the provisions of Section 10.3
(a)(i) and (b) shall apply to such Partial Casualty. If the Lessee has failed to satisfy such provisions of Section 10.3 with respect to a Significant Partial
Casualty, then such Partial Casualty shall be considered an Event of Loss for purposes hereof, and the provisions of Section 10.1(b) shall apply.

                                       21

          (b) Upon the occurrence of a Partial Casualty (other than a
Significant Partial Casualty), the Lessee shall (i) cause the rebuilding or replacement of the Owner Lessor's Leasehold Interest to be completed so that the
Project is in as good operating condition as the Project was immediately prior to such Partial Casualty, assuming that the Project was maintained in accordance with this Project Lease, (ii) cause such rebuilding or replacement to be performed in a manner which does not (A) decrease by more than a de minimis amount the current or residual value, remaining useful life or utility of the
Project below the current or residual value, the remaining useful life or the utility thereof immediately prior to such replacement (assuming the Project was then in the condition required to be maintained by the terms of this Project
Lease) or (B) cause the Project to become "limited-use" property within the meaning of Rev. Proc. 2001-28, 2001-1 C.B. 1156 and (iii) cause the rebuilding or replacement of the Project to be conducted and completed so as not to cause the Lessee or the Owner Lessor to be in default under any applicable term or provision of any Operative Document.

SECTION 11. INSURANCE

     The Lessee will maintain (or cause to be maintained) the insurance required to be maintained pursuant to Schedule 1 to this Project Lease.

SECTION 12. INSPECTION

     During the Project Lease Term, each of the Equity Investor, the Owner
Lessor, and, so long as the Lien of the Indenture shall not have been terminated and fully discharged, the Indenture Trustee and each of their representatives may, during normal business hours, on reasonable notice to the Lessee, for a reasonable period of time in light of the circumstances and at their own risk and expense (except, at the expense but not the risk, of the Lessee when a
Significant Lease Default or a Lease Event of Default has occurred and is continuing), inspect the Project and the records with respect to the operations and maintenance thereof, in the Lessee's custody or to which the Lessee has access so long as the Lessee has the opportunity to be present. Any such inspection will not unreasonably disturb or interfere with the normal operation or maintenance of the Project or the conduct by the Lessee of its business and will be in accordance with the Lessee's safety and insurance programs. In no event shall the Owner Lessor, the Equity Investor or the Indenture Trustee (or,
if applicable, any Noteholder) have any duty or obligation to make any such inspection and such Persons shall not incur any liability or obligation by reason of not making any such inspection.

SECTION 13. TERMINATION OPTION FOR BURDENSOME EVENTS

          Section 13.1. Election to Terminate. So long as no Significant Lease
Default or Lease Event of Default shall have occurred and be continuing, the
Lessee shall have the right to, at its option, upon giving prior written notice to the Owner Lessor and, so long as the Lien of the Indenture shall have been terminated and fully discharged, the Indenture Trustee no later than 12 months after the date the Lessee has Actual Knowledge of the occurrence of an event set forth in clause (a) or (b) below (any such notice, a "Burdensome Termination
Notice"), terminate this Project Lease in whole on the Termination Date specified in such notice (the "Burdensome Termination Date") (which shall be a date occurring not more than 90 days after the date of such

                                       22

notice or such longer period (not to exceed twelve (12) months) as may be required to effect the consummation of such termination) if:

          (a) as a result of a change in Applicable Law, it shall have become illegal for the Lessee to continue this Project Lease or for the Lessee to make payments under this Project Lease or the other Operative Documents, and the transactions contemplated by the Operative Documents cannot be restructured to comply with such change in Applicable Law in a manner reasonably acceptable to the Lessee, the Equity Investor, the Owner Lessor, and, so long as the Lien of the Indenture shall not have been terminated and fully discharged, the Indenture
Trustee; or

          (b) one or more events outside the control of the Lessee or any
Affiliate thereof shall have occurred that will, or can reasonably be expected to, give rise to an obligation by the Lessee to incur an indemnity obligation pursuant to the Tax Indemnity Agreement or Section 9.1 or 9.2 of the
Participation Agreement (excluding any such indemnity in respect of Hawaii
General Excise Taxes on Periodic Lease Rent at the rate thereof in effect of the
Closing Date); provided, that (i) such indemnity (and the underlying cost or
Tax) can be avoided in whole or in part if this Project Lease is terminated and the Owner Lessor sells the Owner Lessor's Leasehold Interest and (ii) the amount of such avoided payments would exceed (on a present value basis, discounted at the Discount Rate to the Burdensome Termination Date, compounded on an annual basis to the Burdensome Termination Date) 2.5% of the Head Lease Rent, and
provided, further, that no such termination option shall exist if the applicable indemnitee shall waive its right to, or the Equity Investor shall arrange, in its sole discretion, for payment of (without reimbursement by the Lessee or any
Affiliate thereof), amounts of indemnification payments under the Tax Indemnity
Agreement or Section 9.1 or 9.2 of the Participation Agreement in excess of such amount as to cause such avoided payments, computed in accordance with the preceding proviso, not to exceed 2.5% of the Head Lease Rent; or

No termination of this Project Lease pursuant to this Section 13.1 shall become effective unless the conditions set forth in Section 13.3 are satisfied. In connection with any termination by the Lessee of the Project Lease pursuant to this Section 13.1, prior to the date on which notice of prepayment of Senior
Notes has become irrevocable in accordance with the terms of the Indenture, the
Lessee shall provide reasonable assurances to the Indenture Trustee of its ability to pay the principal, Make Whole Premium, if any, and interest on the
Senior Notes in full on the Burdensome Termination Date. If the Lessee does not give notice of its exercise of the termination option under this Section 13.1 within twelve (12) months of the date the Lessee receives notice or first has
Actual Knowledge of an event or condition described above, the Lessee will lose its right to terminate this Project Lease pursuant to this Section 13.1 as a result of such event or condition.

          Section 13.2. Solicitation of Offers; Payments Upon Termination. (a)
Upon receipt of a termination notice from the Lessee pursuant to Section 13.1, the Owner Lessor may, but shall be under no obligation to, sell the Owner
Lessor's Leasehold Interest and, at the request of the Owner Lessor, the Lessee will, as non-exclusive agent for the Owner Lessor, use commercially reasonable efforts to obtain cash bids for the Owner Lessor's Leasehold Interest. In connection with such termination, the Lessee may, but shall be under no obligation to, make

                                       23

an offer to purchase the Owner Lessor's Leasehold Interest. Only bona fide bids, whether from the Lessee or a third party, to purchase the Owner Lessor's
Leasehold Interest for cash on the Burdensome Termination Date on an "as is, where is" and "with all faults" basis without any representation, other than by the Owner Lessor as to the absence of Owner Lessor's Liens and a warranty of the
Equity Investor as to the absence of Equity Investor's Liens, shall be
"Qualifying Cash Bids". All the proceeds of any such sale shall be for the account of the Owner Lessor; provided that so long as the Lien of the Indenture shall not have been terminated and fully discharged, the proceeds of such sale shall be paid directly to or at the direction of the Indenture Trustee. The
Owner Lessor shall be under no obligation to accept any Qualifying Cash Bid. If the Owner Lessor receives any Qualifying Cash Bids, the Owner Lessor shall be deemed to have accepted the highest such bid received by 10 Business Days prior to the Burdensome Termination Date unless the Owner Lessor rejects such bid and elects to retain the Owner Lessor's Leasehold Interest in writing prior to the earlier of (x) the expiration date of such bid and (y) the date at least 45 days prior to the Burdensome Termination Date.

          (b) If the Owner Lessor receives any Qualifying Cash Bid (regardless of whether or not such Qualifying Cash Bid is accepted by the Owner Lessor) on the Burdensome Termination Date, the Lessee shall pay the Owner Lessor (i) the amount, if any, by which the Termination Value determined as of the Burdensome
Termination Date exceeds the sales price of the highest Qualifying Cash Bid actually received by the Owner Lessor, whether from the Lessee or a third party
(net of the fees, commissions and costs of any broker engaged by the Lessee or any Affiliate thereof), plus (ii) all other amounts due and payable under clauses (a), (b) and (c) of Section 13.3; provided that so long as the Lien of the Indenture shall not have been terminated and fully discharged, such amounts shall be paid directly to or at the direction of the Indenture Trustee.

          (c) If no Qualifying Cash Bids are received by the Termination Date or if a Qualifying Cash Bid is accepted (or deemed accepted) by the Owner Lessor but does not, other than as a result of the Owner Lessor's failure to transfer the Owner Lessor's Leasehold Interest free and clear of Owner Lessor's Liens or the Equity Investor's failure to provide a warranty as to the absence of Equity
Investor's Liens, result in a sale of the Owner Lessor's Leasehold Interest, the
Owner Lessor may elect in writing to retain the Owner Lessor's Leasehold
Interest (and to forego its right to receive payment of Termination Value) and require the Lessee to pay to the Owner Lessor on the Burdensome Termination Date
all amounts due and payable under clauses (a), (b) and (c) of Section 13.3 (but not Termination Value); provided, however, that the Owner Lessor may not elect to retain the Owner Lessor's Leasehold Interest unless it shall provide to the
Indenture Trustee an irrevocable commitment to pay, and reasonable assurances of its ability to pay, the principal, premium and interest on the Senior Notes in full on the Burdensome Termination Date. In the event the Owner Lessor does not elect to retain the Owner Lessor's Leasehold Interest, the Lessee may, in its
sole discretion, (except as provided in the last sentence of this last paragraph
(c)), (i) withdraw its Burdensome Termination Notice (provided such withdrawal is prior to the date on which the notice to prepay Senior Notes is irrevocable in accordance with the terms of the Indenture), in which event this Project
Lease shall continue, any notice of prepayment of Senior Notes pursuant to the
Indenture shall be withdrawn and the Lessee shall pay on an After-Tax Basis all reasonable, documented out-of-pocket costs and expenses of the Owner Lessor, the
Equity Investor and the Indenture Trustee in connection with

                                       24

the giving (and subsequent withdrawal) of the Burdensome Termination Notice, or
(ii) as non-exclusive agent for the Owner Lessor, use commercially reasonable efforts to sell the Owner Lessor's Leasehold Interest, in which case the Lessee shall be required to pay the Termination Value determined as of the Burdensome
Termination Date plus all amounts due and payable under clauses (a), (b) and (c)
of Section 13.3. If the Lessee does not withdraw its Burdensome Termination
Notice, the Lessee may, but shall be under no obligation to, make an offer (but will not have the right) to purchase the Project for scrap. If at least one
Qualifying Cash Bid is received and the Owner Lessor does not elect to retain the Owner Lessor's Leasehold Interest, the Owner Lessor shall sell the Owner
Lessor's Leasehold Interest to the party that submitted the highest Qualifying
Cash Bid on an "as is, where is" and "with all faults" basis, without representations or warranties other than a warranty as to the absence of Owner
Lessor's Liens and a warranty of the Equity Investor as to the absence of Equity
Investor's Liens. The Lessee shall pay on an After-Tax Basis all reasonable documented out-of-pocket expenses of the Owner Lessor, the Equity Investor, the
Indenture Trustee and the Noteholders in connection with such sale, and the
Owner Lessor shall pay the net cash proceeds of the sale to the Lessee to the extent Lessee has paid Termination Value and the amounts under clauses (a), (b)
and (c) of Section 13.3. Notwithstanding the foregoing, if a notice to prepay
Senior Notes has been given in response to a Burdensome Termination Notice, and such prepayment notice has become irrevocable in accordance with the terms of the Indenture, the Lessee shall make the election described in clause (ii) above and, if no Qualifying Cash Bids are received, offer to (but will not have the right) purchase the Project for scrap on the Burdensome Termination Date.

          Section 13.3. Procedure for Exercise of Termination Option. If the
Lessee shall have exercised its option to terminate this Project Lease under
Section 13.1, on the Burdensome Termination Date specified in the Burdensome
Termination Notice, the Lessee shall pay to the Owner Lessor (a) all
Supplemental Lease Rent (including all reasonable out-of-pocket costs and expenses of the Owner Lessor, the Equity Investor, the Indenture Trustee and the
Noteholders) due and payable on or prior to the Burdensome Termination Date, (b)
any unpaid Periodic Lease Rent and Renewal Lease Rent due on or before such
Burdensome Termination Date and (c) any premium, including Make Whole Premium, due on the Senior Notes being prepaid pursuant to this Section 13. All Rent payments, including payments of Make Whole Premium, under Section 13.2 and this
Section 13.3 shall, so long as the Lien of Indenture shall not have been terminated and fully discharged be made to or at the direction of the Indenture
Trustee. So long as the Lessee shall not have withdrawn its Burdensome
Termination Notice pursuant to Section 13.2(c)(i), upon payment of all sums specified in Section 13.2 and this Section 13.3, (i) Allocated Rent shall cease to accrue and the obligation to pay Periodic Lease Rent or Renewal Lease Rent shall cease, (ii) the Lessee shall cease to have any liability to the Owner
Lessor, the Equity Investor or the Indenture Trustee, except for Supplemental
Lease Rent and other obligations (including those under Sections 9.1 and 9.2 of the Participation Agreement and the Tax Indemnity Agreement) surviving pursuant to the express terms of any Operative Document, (iii) unless the Lessee assumes the Senior Notes and the obligations and liabilities of the Owner Lessor under the Indenture, the Owner Lessor shall pay the outstanding principal and accrued and unpaid interest and Make Whole Premium, if any, on the Senior Notes, (iv)
this Project Lease, the Head Lease (unless the Owner Lessor elects to retain
Owner Lessor's Leasehold Interest) and the Sublease of the Power Plant Sublease
shall terminate, (v) the Owner Lessor shall, at the Lessee's cost and expense, execute and deliver to the Lessee a release and

                                       25

termination of this Project Lease, the Head Lease (unless the Owner Lessor elects to retain the Owner Lessor's Leasehold Interest) and the Sublease of the
Power Plant Sublease, (vi) unless the Lessee assumes the Senior Notes and the obligations and liabilities of the Owner Lessor under the Indenture or purchases the Owner Lessor's Leasehold Interest in accordance with Section 13.1, the
Lessee will return the Project to the Owner Lessor in accordance with Section 5,
(vii) in connection with any sale of Owner Lessor's Leasehold Interest pursuant to Section 13.2, such sale shall be made subject to the Lessee's rights to remove Severable Modifications as permitted in Section 8.4 and the Owner Lessor shall (unless the Owner Lessor elects to retain the Owner Lessor's Leasehold
Interest) transfer (by an appropriate instrument of transfer in form and substance reasonably satisfactory to the Owner Lessor and prepared by and at the expense of the Lessee) the Owner Lessor's Leasehold Interest to the purchaser pursuant to this Section 13.3 on an "as is, where is" and "with all faults"
basis, without representations or warranties other than a warranty as to the absence of Owner Lessor's Liens and a warranty of the Equity Investor as to the absence of Equity Investor's Liens, and (viii) the Owner Lessor shall use all reasonable efforts to cause the Indenture Trustee to discharge the Lien of the
Indenture, unless the Lessee assumes the Senior Notes and the obligations and liabilities of the Owner Lessor under the Indenture, and shall execute and deliver appropriate releases and other documents or instruments necessary or desirable to effect the foregoing, all to be prepared, filed and recorded (as appropriate) at the cost and expense of the Lessee. It shall be a condition of the termination of this Project Lease pursuant to this Section 13 that the
Lessee shall pay all amounts it is obligated to pay under Section 13.2 and this
Section 13.3. If the Lessee fails to consummate the termination option under this Section 13 after giving notice of its intention to do so, (i) this Project
Lease shall continue, (ii) such failure to consummate shall not constitute a
Lease Default, and (iii) unless such failure is a consequence of a failure of either the Owner Lessor or the Equity Investor to fulfill its obligations under this Section 13, the Lessee will lose its right to terminate this Project Lease pursuant to this Section 13 as a result of the particular event or condition described in Section 13.1 (a) or (b) then giving rise to the option to terminate this Project Lease under Section 13.1 during the remainder of the Project Lease
Term, provided that if the notice to prepay Senior Notes given as a result of the Burdensome Termination Notice has become irrevocable in accordance with the terms of the Indenture, the Lessee shall make a Supplemental Rent Payment (on an
After-Tax Basis to the Owner Lessor and the Equity Investor) equal to the principal of, and interest and Make-Whole Premium, if any, on the Senior Notes which are due and payable on the Burdensome Termination Date. Whether or not this Project Lease is terminated, the Lessee shall in any event pay all reasonable out-of-pocket costs and expenses of the Owner Lessor, the Equity
Investor, the Indenture Trustee and the Noteholders in connection with the exercise by the Lessee of its right to terminate this Project Lease under this
Section 13.

SECTION 14. TERMINATION FOR OBSOLESCENCE

          Section 14.1. Termination. Upon at least six month's prior written notice to the Owner Lessor, the Equity Investor and, so long as the Lien of the
Indenture has not been terminated and fully discharged, the Indenture Trustee
(which notice shall be accompanied by an Officer's Certificate setting forth in reasonable detail the basis on which it is exercising this termination option), the Lessee shall have the option, so long as no Significant Lease Default or
Lease Event of Default shall have occurred and be continuing on the proposed
Obsolescence Termination Date, to terminate this Project Lease on any
Termination Date occurring on or after

                                       26

the seventh anniversary of the Closing Date (the date of termination selected by the Lessee being the "Obsolescence Termination Date") on the terms and conditions set forth in this Section 14 if the Lessee determines as certified by either of the Lessee's partners that the Project is economically or technologically obsolete or surplus to its needs or is no longer useful in its trade or business (a) as a result of a change in Applicable Law, regulation or tariff of general application, or imposition by any Governmental Entity having or claiming jurisdiction over the Lessee or the Project of any conditions or requirements (including requiring significant capital improvement to the
Project) upon the availability, continued effectiveness or renewal of any license or permit required for the ownership or operation of the Project or (b)
for any other reason. No termination of this Project Lease pursuant to this
Section 14.1 shall become effective unless the conditions set forth in Section
14.4 hereof are satisfied.

          Section 14.2. Solicitation of Offers. If the Lessee shall give the
Owner Lessor notice pursuant to Section 14.1 and the Owner Lessor shall not have elected to retain the Owner Lessor's Leasehold Interest pursuant to Section 14.3 hereof, the Lessee shall, as non-exclusive agent for the Owner Lessor, use its commercially reasonable efforts to obtain bids for the sale of and, subject to
Section 14.4 hereof, sell such Owner Lessor's Leasehold Interest on the
Obsolescence Termination Date, and all of the proceeds of such sale will be for the account of the Owner Lessor; provided that so long as the Lien of the
Indenture shall not have been terminated and fully discharged, the proceeds of such sale shall be paid directly to or at the direction of the Indenture
Trustee. The Owner Lessor shall also have the right, but no obligation, to obtain bids for the sale of such Owner Lessor's Leasehold Interest either directly or through agents other than the Lessee. At least 90 days prior to the
Obsolescence Termination Date the Lessee shall certify to the Owner Lessor and the Indenture Trustee each bid or offer, the amount and terms thereof and the name and address of the party (which shall not be the Lessee, any Affiliate of the Lessee or any third party with whom the Lessee or an Affiliate of the Lessee has an arrangement to use or operate the Project to generate power for the benefit of the Lessee or such Affiliate after the termination of this Project
Lease) submitting such bid or offer.

          Section 14.3. Right of Owner Lessor to Retain the Owner Lessor's
Leasehold Interest. If the Owner Lessor has provided to the Indenture Trustee an irrevocable commitment to pay, and reasonable assurances of its ability to pay the principal of, and interest and Make-Whole Premium, if applicable, on, the
Senior Notes which would be payable on the Obsolescence Termination Date, the
Owner Lessor may irrevocably elect to retain, rather than sell, the Owner
Lessor's Leasehold Interest by giving notice to the Lessee not less than 90 days after the Lessee elects to terminate this Project Lease under Section 14.1. If the Owner Lessor elects to retain such Owner Lessor's Leasehold Interest pursuant to this Section 14.3, on the Obsolescence Termination Date the Lessee
shall pay to the Owner Lessor (a) all Supplemental Lease Rent (including all reasonable out-of-pocket costs and expenses of the Owner Lessor, the Equity
Investor, the Indenture Trustee and the Noteholders (excluding the fees and costs of any broker unless engaged by the Lessee on the Owner Lessor's behalf), but excluding Termination Value) due and payable on or prior to such
Obsolescence Termination Date, (b) any unpaid Periodic Lease Rent and Renewal
Lease Rent due on or before such Obsolescence Termination Date, plus (c) any premium, including any Make Whole Premium, due on the Senior Notes being prepaid pursuant to this Section 14, but the Lessee shall not be required to pay
Termination Value. All Rent payments, including payments of Make Whole Premium, if applicable, under

                                       27

this Section 14.3 shall, so long as the Lien of the Indenture shall not have been terminated and fully discharged, be made to or at the direction of the
Indenture Trustee. Upon payment of all sums required to be paid pursuant to this
Section 14.3, (i) Allocated Rent shall cease to accrue and the obligation to pay
Periodic Lease Rent and Renewal Lease Rent shall cease, (ii) the Lessee shall cease to have any liability to the Owner Lessor, the Equity Investor or the
Indenture Trustee with respect to the Project, except for Supplemental Lease
Rent and other obligations (including those under Sections 9.1 and 9.2 of the
Participation Agreement and the Tax Indemnity Agreement) surviving pursuant to the express terms of any Operative Document, (iii) the Owner Lessor shall pay the outstanding principal and accrued and unpaid interest (and Make Whole
Premium, if applicable) on the Senior Notes, (iv) this Project Lease and the
Head Lease shall terminate, (v) the Owner Lessor shall, at the Lessee's cost and expense, execute and deliver to the Lessee a release and termination of this
Project Lease and the Sublease of the Power Plant Sublease, (vi) the Lessee will return the Project to the Owner Lessor in accordance with Section 5, and (vii)
the Owner Lessor shall use all reasonable efforts to cause the Indenture Trustee to discharge the Lien of the Indenture and to execute and deliver appropriate releases and other documents or instruments necessary or desirable to effect the foregoing, all to be prepared, filed and recorded (as appropriate) at the cost and expense of the Lessee. It shall be a condition to the termination of this
Project Lease pursuant to this Section 14.3 that the Lessee shall pay all amounts that it is obligated to pay under this Section 14.3. If the Owner Lessor shall not have complied with its obligations set forth in the next preceding sentence, on the Obsolescence Termination Date, the notice of termination shall be deemed revoked and this Project Lease shall continue in full force and effect in accordance with its terms (without prejudice to the Lessee's right to exercise its rights under this Section 14 or the rights of the Noteholders to exercise their rights under the Indenture if such revocation is given after the date on which the notice of prepayment of the Senior Notes is irrevocable under the Indenture).

          Section 14.4. Procedure for Exercise of Termination Option. If the
Owner Lessor has not elected to retain the Owner Lessor's Leasehold Interest in accordance with Section 14.3 hereof, on the Obsolescence Termination Date the
Owner Lessor shall sell the Owner Lessor's Leasehold Interest under this Section
14.4 hereof to the bidder or bidders (which shall not be the Lessee, any
Affiliate thereof or any third party with whom the Lessee or an Affiliate of the
Lessee has an arrangement to use or operate the Project to generate power for the benefit of the Lessee or such Affiliate after the termination of this
Project Lease), that shall have submitted the highest cash bid and the net proceeds of such sale shall be for the account of the Owner Lessor. In addition, the Lessee shall certify to the Owner Lessor and, so long as the Lien of the
Indenture shall not have been terminated and fully discharged, the Indenture
Trustee that such buyer is not the Lessee, any Affiliate thereof or any third party with whom the Lessee or an Affiliate of the Lessee has an arrangement to use or operate the Project to generate power for the benefit of the Lessee or such Affiliate after the termination of this Project Lease. On the Obsolescence
Termination Date, the Lessee shall pay to the Owner Lessor (a) the excess, if any, of Termination Value determined as of such Obsolescence Termination Date, over the total sales price of the Owner Lessor's Leasehold Interest retained by the Owner Lessor (net of the fees, commissions, costs and other amounts of any broker engaged by the Lessee or any Affiliate thereof on the Owner Lessor's behalf), plus (b) any unpaid Periodic Lease Rent and Renewal Lease Rent due on or before such Obsolescence Termination Date, plus (c) all Supplemental Lease
Rent (including all reasonable out-of-pocket costs and expenses of the Owner
Lessor, the

                                       28

Equity Investor, the Indenture Trustee and the Noteholders (excluding the fees and costs of any broker unless engaged by the Lessee on the Owner Lessor's behalf)) due and payable on or prior to such Obsolescence Termination Date, plus
(d) any premium, including Make Whole Premium, if applicable, due on the Senior
Notes being prepaid pursuant to this Section 14. All Rent payments, including payments of Make Whole Premium, under this Section 14.4 shall, so long as the
Lien of the Indenture shall not have been terminated and fully discharged, be made to or at the direction of the Indenture Trustee. Upon the payment of all sums specified in this Section 14.4, (i) Allocated Rent shall cease to accrue and the obligation to pay Periodic Lease Rent or Renewal Lease Rent shall cease,
(ii) the Lessee shall cease to have any liability to the Owner Lessor, the
Equity Investor or the Indenture Trustee, except for Supplemental Lease Rent and other obligations (including those under Sections 9.1 and 9.2 of the
Participation Agreement and the Tax Indemnity Agreement) surviving pursuant to the express terms of any Operative Document, (iii) the Owner Lessor shall pay the outstanding principal and accrued and unpaid interest (and Make Whole
Premium, if applicable) on the Senior Notes, (iv) this Project Lease and the
Head Lease shall terminate, (v) the Owner Lessor shall, at the Lessee's cost and expense, execute and deliver to the Lessee a release and termination of this
Project Lease, the Head Lease and the Real Estate Documents, (vi) the Lessee
will return the Project to the Owner Lessor in accordance with Section 5, (vii)
in connection with any sale of the Owner Lessor's Leasehold Interest pursuant to this Section 14.4, such sale shall be made subject to the Lessee's rights to remove Severable Modifications as permitted in Section 8.3 and the Owner Lessor shall transfer (by an appropriate instrument of transfer in form and substance reasonably satisfactory to the Owner Lessor and prepared and recorded by and at the expense of the Lessee) the Owner Lessor's Leasehold Interest to the
purchaser pursuant to this Section 14.4 on an "as is, where is" and "with all faults" basis, without representations or warranties other than a warranty as to the absence of Owner Lessor's Liens and a warranty from the Equity Investor as to the absence of Equity Investor's Liens, and (viii) the Owner Lessor shall use all reasonable efforts to cause the Indenture Trustee to discharge the Lien of the Indenture and shall execute and deliver appropriate releases and other documents or instruments necessary or desirable to effect the foregoing, all to be prepared, filed and recorded (as appropriate) at the sole cost and expense of the Lessee. Unless the Owner Lessor shall have elected to retain the Owner
Lessor's Leasehold Interest pursuant to Section 14.3 or the Owner Lessor with the consent of the Lessee shall have entered into a legally binding contract to sell the Owner Lessor's Leasehold Interest, the Lessee may, at its election, revoke its notice of termination on at least 30 days' prior notice to the Owner
Lessor and, so long as the Lien of the Indenture shall not have been terminated and fully discharged, the Indenture Trustee, in which event this Project Lease shall continue, and the Lessee will reimburse the Owner Lessor, the Equity
Investor, the Indenture Trustee and the Noteholders on an After-Tax Basis for
all reasonable, documented out-of-pocket costs and expenses incurred in connection with the election (and subsequent revocation) by the Lessee of its right to terminate this Project Lease under this Section 14; provided, however, that the Lessee shall not be permitted to initiate a notice to terminate pursuant to Section 14.1 more than three times during the term of this Project
Lease or more than twice in any five year period. The Owner Lessor shall be under no duty to solicit bids, to inquire into the efforts of the Lessee to obtain bids or otherwise take any action in arranging any such sale of the Owner
Lessor's Leasehold Interest other than, if the Owner Lessor has not elected to retain the Owner Lessor's Leasehold Interest, to transfer the Owner Lessor's
Leasehold Interest in accordance with clause (vii) of this Section 14.4. It shall be a condition of the Owner Lessor's obligation to consummate

                                       29

a sale of the Owner Lessor's Leasehold Interest that the Lessee shall pay all amounts it is obligated to pay under this Section 14.4. If no sale shall occur on the Obsolescence Termination Date, the notice of termination shall be deemed revoked and this Project Lease shall continue in full force and effect in accordance with its terms (without prejudice to the Lessee's right to exercise its rights under this Section 14); provided that if the Lessee has not given a notice of revocation before the date on which the notice of prepayment of Senior
Notes has become irrevocable in accordance with the terms of the Indenture, the
Lessee shall be obligated to make a Supplemental Rent payment (on an After-Tax
Basis to the Owner Lessor and the Equity Investor) equal to the principal of, and interest and Make-Whole Premium, if applicable, on the Senior Notes which are due and payable.

SECTION 15. LEASE RENEWAL

          Section 15.1. Wintergreen Renewal Lease Term. Not earlier than twenty-four (24) months and not later than eighteen (18) months prior to the expiration of the Basic Lease Term, the Lessee may deliver to the Owner Lessor written notice (which notice may be in addition to a notice of the Lessee's tentative interest in electing an FMV Renewal Lease Term under Section 15.2) of the Lessee's tentative interest in renewing this Project Lease for a term (the
"Wintergreen Renewal Lease Term") commencing on the day following the last day of the Basic Lease Term and ending on a date (a) as of which the sum of the number of years of the proposed Wintergreen Renewal Lease Term and the Basic
Lease Term is not more than seventy-five (75%) of the estimated economic useful life of the Project measured from the Closing Date, but determined by an
Independent Appraiser (which Independent Appraiser shall be selected by the
Owner Lessor and be reasonably acceptable to the Lessee) in accordance with the
Appraisal Procedure not more than twelve (12) months before the end of the Basic
Lease Term, and (b) as of which the estimated fair market value of the Project determined, by such Independent Appraiser, subsequent to the Lessee's tentative election of the Wintergreen Renewal Lease Term (but not earlier than twelve (12)
months prior to the expiration of the Basic Lease Term), shall equal or exceed twenty percent (20%) of the Head Lease Rent (without taking into account inflation or deflation subsequent to the Closing Date), provided that no
Wintergreen Renewal Lease Term shall be for a period of less than one (1) year.
Unless the Lessee shall have irrevocably elected to renew this Project Lease for an FMV Renewal Lease Term under Section 15.2, and provided that no Lease Event of Default shall have occurred and be continuing on such notice date on or prior to eighteen (18) months before the expiration of the Basic Lease Term, the
Lessee may deliver to the Owner Lessor a further notice in writing irrevocably electing to renew this Project Lease for the Wintergreen Renewal Lease Term determined as aforesaid and, subject to no Significant Lease Default or Lease
Event of Default having occurred and continuing on the last day of the Basic
Lease Term, the Wintergreen Renewal Lease Term shall thereupon take effect as provided herein. The Independent Appraiser's fees and expenses shall be borne by the Lessee.

          Section 15.2. Fair Market Value Renewal Lease Terms. Not earlier than thirty-six (36) months and not later than eighteen (18) months prior to the expiration of the Basic Lease Term, the Wintergreen Renewal Lease Term or any
other Renewal Lease Term, unless a Lease Event of Default shall have occurred and be continuing, the Lessee may deliver to the Owner Lessor notice (which notice may be in addition to a notice of the Lessee's tentative interest in

                                       30

electing the Wintergreen Renewal Lease Term) of the Lessee's tentative interest in renewing this Project Lease for a term (each such term, a "FMV Renewal Lease
Term") commencing on the day following the last day of the Basic Lease Term or a
Renewal Lease Term otherwise expiring and extending for a period equal to three years; provided that unless such FMV Renewal Lease Term extends to the end of the useful life of the Project, no such FMV Renewal Lease Term shall extend beyond the date that is three (3) years prior to the end of the useful life of the Project (as set forth in the most recent of (a) the Closing Appraisal or (b)
the appraisal obtained in connection with the exercise of the Wintergreen
Renewal Lease Term or the most recent FMV Renewal Lease Term, if any). Unless the Lessee shall have irrevocably elected to renew this Project Lease for the
Wintergreen Renewal Lease Term pursuant to Section 15.1 (it being understood that the exercise by the Lessee of its right to renew this Project Lease at the end of the Basic Lease Term pursuant to Section 15.1 hereof shall not impair its right to renew this Project Lease at any time thereafter pursuant to this
Section 15.2), and provided that no Lease Event of Default shall have occurred and be continuing on any such notice date or on the date of expiration of the
Basic Lease Term or the Renewal Lease Term immediately preceding such FMV
Renewal Lease Term, as the case may be, on or prior to eighteen (18) months before the expiration of the existing Basic Lease Term or the relevant Renewal
Lease Term, as the case may be, the Lessee may deliver to the Owner Lessor a further notice irrevocably electing to renew this Project Lease for the FMV
Renewal Lease Term tentatively elected as aforesaid and, subject to no
Significant Lease Default or Lease Event of Default having occurred and continuing on the last day of the Basic Lease Term or the Renewal Lease Term immediately preceding such FMV Renewal Lease Term, as the case may be, the FMV
Renewal Lease Term shall thereupon take effect as provided herein.

          Section 15.3. Renewal Lease Rent for the Renewal Lease Term.

          (a) Renewal Lease Rent shall be paid on each Rent Payment Date, in arrears, during each Renewal Lease Term.

          (b) The installment of Renewal Lease Rent payable on each Rent Payment
Date during the Wintergreen Renewal Lease Term is an amount equal to 100% of the average annual Periodic Lease Rent during the Project Lease Term.

          (c) Renewal Lease Rent payable on each Rent Payment Date during any
FMV Renewal Lease Term shall be the Fair Market Rental Value for the Project as determined in accordance with Section 15.4.

          Section 15.4. Determination of Fair Market Rental Value. The Fair
Market Rental Value of the Project as of the commencement of any Renewal Lease
Term shall be determined by agreement of the Owner Lessor and the Lessee within six months after receipt by the Owner Lessor of the tentative notice from the
Lessee of its election to renew pursuant to Section 15.2, (but not more than twelve (12) months before the commencement of such Renewal Lease Term) or, if they shall fail to agree within such six-month period, shall be determined by an
Independent Appraiser in accordance with the Appraisal Procedures, which
Independent Appraiser shall be selected by the Owner Lessor and reasonably acceptable to the Lessee. The appraiser's fees and expenses shall be borne by the Lessee.

                                       31

          Section 15.5. Termination Value During Renewal Lease Terms. The
amounts which are payable during any Renewal Lease Term in respect of
Termination Value shall be determined on the basis of the Fair Market Sales
Value of the Project as of the commencement of such Renewal Lease Term, amortized on a straight-line basis over such Renewal Lease Term to the projected
Fair Market Sales Value of the Project as of the expiration of such Renewal
Lease Term, as such Fair Market Sales Value in each case is determined prior to the commencement of such Renewal Lease Term, plus any amount of Renewal Lease
Rent accrued and unpaid to the date of termination. In determining Fair Market
Sales Value for any Renewal Lease Term, effect shall be given, whether positive or negative, to the encumbrance on the Project of any FMV Renewal Lease Term available or in force.

          Section 15.6. Rebuilding Related Extensions. In the event that the
Project has suffered an Event of Loss or Significant Partial Loss and the Lessee
has elected to rebuild the Project pursuant to Section 10.1 but is unable to satisfy the conditions set forth in Section 10.3 prior to the last day of the
Project Lease Term, then, notwithstanding the provisions of Section 15.2, the
Lessee shall be deemed to have elected the renewal option set forth in Section
15.2. The term of any such renewal shall extend until the date that is 18 months following the date on which all of the conditions set forth in Section 10.3 are satisfied. The Fair Market Rental Value payable during any such renewal term shall be equal to the Fair Market Rental Value of the Project assuming that the
Project had been fully rebuilt on the first day of such renewal term in accordance with Section 10.3.

SECTION 16. EVENTS OF DEFAULT

     The following events shall constitute a "Lease Event of Default" hereunder
(whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any
Governmental Entity):

          (a) the Lessee shall fail to make any payment of Periodic Lease Rent,
Renewal Lease Rent or Termination Value (or amounts computed by reference to
Termination Value) after the same shall have become due and payable, and such failure shall have continued for five (5) Business Days after the same shall have become due and payable; or

          (b) the Lessee shall fail to make any payment of Supplemental Lease
Rent (other than Excepted Payments, unless the Equity Investor shall have acknowledged in writing that such failure to pay any such Excepted Payment shall constitute a default hereunder) after the same shall have become due and such failure shall have continued for a period of 30 days after receipt by the Lessee of written notice of such failure from the Equity Investor, the Owner Lessor or the Indenture Trustee; or

          (c) [intentionally omitted]

          (d) the Lessee or the Pledgor shall fail to perform or observe any other covenant, obligation or agreement to be performed or observed by it under this Project Lease or any other Operative Document to which it is a party (other than any covenant, obligation or agreement referred to in any other clause of this Section 16 or contained in the Tax Indemnity

                                       32

Agreement or in Section 3.2(c) of this Project Lease or Section 5.31 or 11.2 of the Participation Agreement), and such failure shall continue unremedied for 30 days after receipt by the Lessee of written notice of such failure from the
Equity Investor, the Owner Lessor or the Indenture Trustee (or, in the case of a failure described in this clause (d), a longer period, not to exceed (A) in the case of failure to comply with Governmental Approvals or Applicable Laws, 210 days, so long as the Owner Lessor and the Indenture Trustee receive written confirmation from the Engineering Consultant that such failure can be cured within such period; and (B) in all other cases, 180 days, in each case, as long as the Lessee or the Pledgor is diligently pursuing a cure in good faith and such failure is capable of being cured); or

          (e) any representation or warranty made by the Lessee or the Pledgor in the Operative Documents (other than a Tax Representation) shall prove to have been incorrect as of the date made in any significant respect and shall continue to be significant and the condition giving rise to such incorrect representation or warranty is unremedied for a period of 30 days after receipt by the Lessee of written notice thereof from the Equity Investor, the Owner Lessor or the
Indenture Trustee; provided, however, that if (i) the condition giving rise to such incorrect representation or warranty is capable of being remedied but not within such 30-day period, and (ii) such party is diligently proceeding to remedy such condition, then the period for cure shall be extended for the period necessary to remedy such condition, but in no event shall the aggregate cure period under this Section 16(e) exceed 180 days; or

          (f) the bankruptcy, insolvency or reorganization of, or the appointment of an administrator for, (i) the Power Purchaser and the Power
Purchase Agreement shall not have been replaced with Replacement PPA or (ii) KLP or KLDC and as a result thereof the Lessee's right to possession of the Project
Site shall have been disturbed; or

          (g) (i) the Lessee or the Pledgor shall commence any case or other proceeding (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Lessee or the Pledgor shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Lessee or the Pledgor any case or other proceeding of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (iii)
there shall be commenced against the Lessee or the Pledgor any case or other proceeding seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (iv) the Lessee or the Pledgor shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above; or (v) the Lessee or the Pledgor shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                                       33

          (h) the dissolution of the Lessee under Applicable Law, including, without limitation, the dissolution of the Lessee as a result of the bankruptcy, insolvency or reorganization of any Lessee Partner;

          (i) a final and non-appealable judgment or judgments for the payment of money in excess of $5,000,000 not covered by insurance shall be rendered against the Lessee, and such judgment or judgments shall not have been vacated, stayed, discharged, bonded or satisfied by Lessee or its Affiliates within 30 days from the date of entry thereof; or

          (j) any party to a Project Document shall default in its significant obligations thereunder and such default remains uncured for the longer of (A)
the period allowed for the cure of such default under the applicable Project
Document and (B) in the case of a default by a party (other than the Lessee) to a Project Document, 180 days during which the Lessee shall have a right to cure such default or replace such defaulting party with a Replacement Contract; or

          (k) any significant provision of any Project Document or any
Governmental Approval required to be obtained and/or maintained by the Lessee shall at any time for any reason cease to be valid and binding or the enforceability thereof is contested and the applicable Project Document shall not have been replaced with a Replacement Contract that is on substantially similar or better terms to the Lessee within 180 days or the applicable
Governmental Approval shall not have been replaced or reinstated within 180 days; or

          (l) (i) the Indenture Trustee shall cease to have a valid first priority security interest in the Collateral or any part thereof or (ii) the
Owner Lessor shall cease to have a valid first priority security interest in the property subject to the Lien of any of the Lessee Security Documents or any part thereof, provided, that upon receipt by the Lessee of written notice of such cessation from the Equity Investor, the Owner Lessor or the Indenture Trustee,
the Lessee shall have a period of three (3) Business Days to cure such default;
or

          (m) a Change of Control shall have occurred; or

          (n) the occurrence of a Head Lease Event of Default caused by the
Lessee.

SECTION 17. REMEDIES

          Section 17.1. Remedies for Lease Event of Default. Upon the occurrence of any Lease Event of Default and at any time thereafter so long as the same shall be continuing (the Owner Lessor acknowledging that in making a determination that a Lease Event of Default has occurred under Section 16(d) or
(e), to the extent the Lessor exercises discretion in making such determination, it shall exercise such discretion in a commercially reasonable manner), the
Owner Lessor may, at its option, declare this Project Lease to be in default by written notice to the Lessee; provided that upon the occurrence of a Lease Event of Default described in paragraph (g) of Section 16, this Project Lease shall automatically be deemed to be in default without the need for giving any notice;
and at any time thereafter, so long as the Lessee shall not have remedied all outstanding Lease Events of Default, the Owner Lessor may do one or more of the following as the Owner Lessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of,
Applicable Law then in effect:

                                       34

          (a) proceed by appropriate court action or actions, either at law or in equity, to enforce performance by the Lessee, at the Lessee's sole cost and expense, of the applicable covenants and terms of this Project Lease or to recover damages for breach thereof;

          (b) by notice in writing to the Lessee, terminate this Project Lease whereupon all right of the Lessee to the possession and use under this Project
Lease of the Project shall absolutely cease and terminate but the Lessee shall remain liable as hereinafter provided; and thereupon, the Owner Lessor may demand that the Lessee, and the Lessee shall upon written demand of the Owner
Lessor and at the Lessee's expense, forthwith return possession of the Project to the Owner Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of Section 5, except those provisions relating to periods of notice; and the Owner Lessor may thenceforth hold, possess and enjoy the same free from any right of the Lessee, or its successor or assigns, to use the Project for any purpose whatever;

          (c) sell the Owner Lessor's Leasehold Interest at public or private sale, as the Owner Lessor may determine, free and clear of any rights of the
Lessee under this Project Lease and without any duty to account to the Lessee with respect to such sale or for the proceeds thereof (except to the extent required by paragraph (f) below if the Owner Lessor elects to exercise its rights under said paragraph and by Applicable Law), in which event Allocated
Rent shall cease to accrue and the Lessee's obligation to pay Periodic Lease
Rent or Renewal Lease Rent hereunder due for any periods subsequent to the date of such sale shall terminate (except to the extent that Periodic Lease Rent and
Renewal Lease Rent is to be included in computations under paragraph (e) or (f)
below if the Owner Lessor elects to exercise its rights under said paragraphs);

          (d) hold, keep idle or lease to others the Project as the Owner Lessor in its sole discretion may determine, free and clear of any rights of the Lessee under this Project Lease and without any duty to account to the Lessee with respect to such action or inaction or for any proceeds with respect thereto, except that the Lessee's obligation to pay Periodic Lease Rent or Renewal Lease
Rent due for any periods subsequent to the date upon which the Lessee shall have been deprived of possession and use of the Project pursuant to this Section 17 shall be reduced by the net proceeds, if any, received by the Owner Lessor from leasing the Project to any Person other than the Lessee;

          (e) whether or not the Owner Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under paragraph (b) above, the Owner Lessor, by written notice to the Lessee specifying a Termination Date that shall be not earlier than 10 days after the date of such notice, may demand that the Lessee pay to the Owner Lessor, and the Lessee shall pay to the Owner
Lessor, on the Termination Date specified in such notice, any unpaid Periodic
Lease Rent and Renewal Lease Rent due on or before such Termination Date, any
Supplemental Lease Rent due and payable on or prior to such Termination Date, plus as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Periodic Lease Rent or Renewal Lease Rent due on and after such
Termination Date), (i) an amount equal to the excess, if any, of the Termination
Value computed as of such Termination Date over the Fair Market Sales Value of the Project as of such Termination Date, or (ii) an amount equal to the excess, if any, of Termination Value computed as of such Termination Date over the Fair
Market Rental Value of

                                       35

the Project until the end of the Basic Lease Term or the then current Renewal
Lease Term, after discounting such Fair Market Rental Value semiannually to present value as of such Termination Date at a rate equal to the Lease Debt
Rate, or (iii) an amount equal to the Termination Value computed as of such
Termination Date; provided that upon payment of such Termination Value by the
Lessee pursuant to this clause (iii) and all other Rent (not otherwise included in the calculation of such Termination Value) then due and unpaid, or accrued and unpaid, by the Lessee, then upon any sale of the Owner Lessor's Leasehold
Interest as a result of such exercise of remedies at public or private sale, the
Owner Lessor shall pay over to the Lessee upon consummation of any such sale the net proceeds of such sale (after deducting from such proceeds all costs and expenses incurred by the Owner Lessor in connection therewith and all other amounts that may become payable to the Owner Lessor, the Equity Investor, the
Indenture Trustee or any Noteholder) but not to exceed the sum of such
Termination Value paid by the Lessee plus interest at the Prime Rate (as published in the Wall Street Journal from time to time) from such Termination
Date until the date of payment of such proceeds to the Lessee and the Lessee waives all claims against the Owner Lessor and the Equity Investor in connection with the sale of the Owner Lessor's Leasehold Interest efforts pursuant to this proviso. Upon payment of such amount under either clause (i), (ii) or (iii) of this paragraph (e) and all other Rent then due and unpaid, or accrued and unpaid, by the Lessee, Allocated Rent shall cease to accrue and the Lessee's obligation to pay Periodic Lease Rent or Renewal Lease Rent hereunder due for any periods subsequent to the date of such payment shall terminate and this
Project Lease, the Head Lease and the Sublease of the Power Plant Sublease shall terminate;

          (f) if the Owner Lessor shall have sold the Owner Lessor's Leasehold
Interest pursuant to paragraph (c) above, the Owner Lessor may, if it shall so elect, demand that the Lessee pay to the Owner Lessor, and the Lessee shall pay to the Owner Lessor, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Periodic Lease Rent or Renewal Lease Rent due for any
periods subsequent to the date of such sale), an amount equal to (i) any unpaid
Periodic Lease Rent and Renewal Lease Rent due on or before the date of such sale and, plus (ii) if the date is not a Termination Date, the sum of (A)
accrued and unpaid interest on the Senior Notes from the Termination Date next preceding the date of such sale (after payment of principal, premium and interest on the Senior Notes on such Termination Date (if such Termination Date is a Rent Payment Date)) to the date of such sale, plus (B) the product of (x)
the positive or negative difference between the Equity Portion of Termination
Value on the Termination Date next preceding the date of such sale (after any payment of the Equity Portion of Periodic Lease Rent due on such Termination
Date (if such Termination Date is a Rent Payment Date)) and the Equity Portion
of Termination Value on the Termination Date next succeeding the date of such sale, and (y) a fraction, the numerator of which is the number of days from the
Termination Date next preceding the date of such sale to the date of such sale, and the denominator of which is the number of days between the Termination Date next preceding the date of such sale and the Termination Date next succeeding the date of such sale, plus (iii) either (A) if the date of such sale is not a
Termination Date, the amount, if any, by which the Termination Value computed as of the Termination Date next preceding the date of such sale (after deducting any payment of the Periodic Lease Rent due on such Termination Date (if such
Termination Date is a Rent Payment Date)), exceeds the net proceeds of such sale or (B) if the date of such sale is a Termination Date, the amount by which the
Termination Value as of the date of sale exceeds the net proceeds of such sale, together with interest on the amounts payable

                                       36

pursuant to this Section 17.1(f) at the Overdue Rate for the period, if any, from the date of sale to and including the date of actual payment of all such amounts to the Owner Lessor; and, upon payment of all such amounts, the Lessee's obligation to pay Periodic Lease Rent or Renewal Lease Rent for any periods subsequent to the date of such payment shall terminate and this Project Lease, the Head Lease and the Sublease of the Power Plant Sublease shall terminate; or

          (g) apply any amounts that are held by the Owner Lessor or the Lease
Indenture Trustee as security for the Lessee's obligations hereunder or under any Security Document against any amounts owed by the Lessee hereunder or under any other Operative Document, subject to Section 12.17 of the Participation
Agreement.

     In addition, the Lessee shall be liable, except as otherwise provided above, for (i) any and all unpaid Periodic Lease Rent and Renewal Lease Rent due hereunder before or during the exercise of any of the foregoing remedies, and
(ii) on an After-Tax Basis, for legal fees and other costs and expenses incurred by reason of the occurrence of any Lease Event of Default or the exercise of the remedies with respect thereto, including the repayment in full of any costs and expenses necessary to be expended in connection with the return of the Project in accordance with Section 5 hereof, including, any costs and expenses incurred by the Owner Lessor, the Equity Investor, the Indenture Trustee and the
Noteholders in connection with retaking constructive possession of, or in repairing, the Project in order to cause it to be in compliance with all maintenance standards imposed by this Project Lease.

     All payments of Rent under this Section 17.1 shall, so long as the Lien of the Indenture shall not have been terminated and fully discharged, be made to or at the direction of the Indenture Trustee.

          Section 17.2. Cumulative Remedies. The remedies in this Project Lease provided in favor of the Owner Lessor shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other remedies in its favor existing at law or in equity; and the exercise or beginning of exercise by the
Owner Lessor of any one or more of such remedies shall not, except as specifically provided in this Section 17, preclude the simultaneous or later exercise by the Owner Lessor of any or all of such other remedies. To the extent permitted by Applicable Law, the Lessee hereby waives any rights now or hereafter conferred by statute or otherwise which may require the Owner Lessor to sell, lease or otherwise use the Project or any Component thereof in mitigation of the Owner Lessor's damages as set forth in this Section 17 or which may otherwise limit or modify any of the Owner Lessor's rights and remedies in this Section 17.

          Section 17.3. No Delay or Omission to be Construed as Waiver. No delay or omission to exercise any right, power or remedy accruing to the Owner Lessor upon any breach or default by the Lessee under this Project Lease shall impair any such right, power or remedy of the Owner Lessor, nor shall any such delay or omission be construed as a waiver of any breach or default, or of any similar breach or default hereafter occurring; nor shall any waiver of a single breach or default be deemed a waiver of any subsequent breach or default.

          Section 17.4. Limited Recourse. Notwithstanding anything else in any
Operative Document to the contrary, if the sole Lease Event of Default is triggered by the occurrence of (each a "Limited Recourse Event" (x) an event set forth in Section 16(d) (as it pertains to any

                                       37

covenant, obligation or agreement (other than a payment obligation) of the
Lessee in any Real Estate Document or any Project Document) or (y) an event set forth in Section 16(e) as it pertains to (i) the representation and warranty of the Lessee in Section 3.1(c)(iii), 3.1(d)(i)(B) (to the extent such representation and warranty relates to the Owner Lessor), 3.1(e), 3.1(h)(iii), and 3.1(x) of the Participation Agreement, or (ii) any representation or warranty of the Lessee in any Real Estate Document or in any Project Document)
or (z) an event set forth in Section 16(f), (j), (k) and (l) (as it pertains to any party to a Project Document), or any combination of the foregoing and no other event that gives rise to a Lease Event of Default has occurred and is continuing, the Lessee's recourse liability to the Owner Lessor including recourse with respect to amounts in the Accounts as a consequence of such Lease
Event of Default (including any liability for enforcement costs or losses arising as a result of such Lease Event of Default and Section 9 of the
Participation Agreement for any Claims arising out of any Limited Recourse
Event) shall be limited to the Limited Recourse Amount (it being understood by the parties hereto that the limit on the Lessee's recourse liability with respect to any indemnification provisions shall only pertain to Claims that directly arise from a Limited Recourse Event). In addition, any amounts owed to the Owner Lessor which are not paid in full from the Lessee's liability to pay the Limited Recourse Amount may be realized by the exercise of remedies with respect to the Collateral under this Section 17. For the avoidance of doubt, the
Owner Lessor (or the Indenture Trustee) shall not be entitled to claim the excess, if any, of (i) the aggregate of the balances in the Payment Accounts and the Accounts (other than the Loss Proceeds Account) over (ii) the Limited
Recourse Amount, in each case as of the date of the declaration of a Limited
Recourse Event.

SECTION 18. SUBLEASE

     The Lessee shall not have the right to sublease the Project or assign its interest in this Project Lease, the Project Documents or the Project Site, in
whole or in part, without the prior consent of the Owner Lessor.

SECTION 19. OWNER LESSOR'S RIGHT TO PERFORM

     If the Lessee fails to make any payment required to be made by it hereunder or fails to perform or comply with any of its other agreements contained herein after notice to the Lessee and failure of the Lessee to so perform or comply, the Owner Lessor may itself, or may cause the Equity Investor to, make such payment or perform or comply with such agreement in a reasonable manner, but shall not be obligated hereunder to do so, and the amount of such payment and of the reasonable expenses of the Owner Lessor or the Equity Investor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Overdue
Rate, to the extent permitted by Applicable Law, shall be deemed to be
Supplemental Lease Rent, payable by the Lessee to the Owner Lessor on demand.
Notwithstanding anything to the contrary contained in the foregoing, the provisions of this Section 19 shall in no event restrict any of the Owner
Lessor's rights following the occurrence of the a Lease Event of Default, it being agreed and understood that the Owner Lessor shall be entitled to exercise all of its remedies pursuant to Section 17 upon the occurrence of any such event.

                                       38

SECTION 20. SECURITY FOR OWNER LESSOR'S OBLIGATION TO THE INDENTURE TRUSTEE

     In order to secure the Senior Notes, the Owner Lessor will assign and grant a Lien to the Indenture Trustee in and to all of the Owner Lessor's right, title and interest in, to and under this Project Lease (other than Excepted Payments), and grant a security interest in favor of the Indenture Trustee in all of the
Owner Lessor's right, title and interest in and to the Owner Lessor's Leasehold
Interest. The Lessee hereby consents to such assignment and to the creation of such Lien and security interest and acknowledges receipt of copies of the
Indenture and the other Operative Documents, it being understood that such consent shall not affect any requirement or the absence of any requirement for any consent of the Lessee under any other circumstances. Unless and until the
Lessee shall have received written notice from the Indenture Trustee that the
Lien of the Indenture has been terminated and fully discharged, the Indenture
Trustee shall have the right to exercise the rights of the Owner Lessor under this Project Lease to the extent set forth in and subject in each case to the exceptions set forth in the Indenture. TO THE EXTENT, IF ANY, THAT THIS PROJECT
LEASE CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM
COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY
INTEREST IN THIS PROJECT LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION
OF ANY COUNTERPART HEREOF OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE
IDENTIFIED AS THE COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE
INDENTURE TRUSTEE ON THE SIGNATURE PAGE THEREOF.

SECTION 21. PURCHASE OPTIONS

          Section 21.1. Election of Purchase Options. So long as no Significant
Lease Default or Lease Event of Default shall have occurred and be continuing, the Lessee shall have the option to purchase the Owner Lessor's Leasehold
Interest from the Owner Lessor (i) on the EBO Date for the EBO Amount (the
"Early Buyout Option") and (ii) on the last day of the Basic Lease Term at the
FPPO Price by giving the Owner Lessor written notice not earlier than forty-eight (48) months and not later than eighteen 18 months prior to the date such purchase option may be exercised.

          Section 21.2. Purchase Option Payments.

          (a) On the Purchase Date, the Lessee shall pay to the Owner Lessor, or at its direction the EBO Amount or the FPPO Price, as applicable.

          (b) On the Purchase Date, the Lessee shall pay to the Owner Lessor (a)
all Supplemental Lease Rent (including all reasonable out-of-pocket costs and expenses of the Owner Lessor, the Equity Investor, the Indenture Trustee and the
Noteholders) due and payable on or prior to the Purchase Date, and (b) any unpaid Periodic Lease Rent and Renewal Lease Rent due on or before such Purchase
Date. All Rent payments under this Section 21 shall, so long as the Lien of
Indenture shall not have been terminated and fully discharged, be made to or at the direction of the Indenture Trustee. Upon payment of all sums specified in this Section 21.2, (i) Allocated Rent shall cease to accrue and the obligation to pay Periodic Lease Rent or

                                       39

Renewal Lease Rent shall cease, (ii) the Lessee shall cease to have any liability to the Owner Lessor with respect to the Project, except for
Supplemental Lease Rent and other obligations (including those under Sections
9.1 and 9.2 of the Participation Agreement and the Tax Indemnity Agreement)
surviving pursuant to the express terms of any Operative Document, (iii) the
Owner Lessor shall pay the outstanding principal, accrued and unpaid interest, and premium, if any, on the Senior Notes, (iv) this Project Lease, the Head
Lease and the Sublease of Power Plant Sublease shall terminate, (v) the Owner
Lessor shall, at the Lessee's cost and expense, execute and deliver to the
Lessee a release and termination of this Project Lease, the Head Lease and the
Sublease of Power Plant Sublease and (vi) the Owner Lessor shall transfer (by an appropriate instrument of transfer in form and substance reasonably satisfactory to the Owner Lessor and prepared by and at the expense of the Lessee) the Owner
Lessor's Leasehold Interest to the Lessee pursuant to this Section 21 on an "as is, where is" and "with all faults" basis, without representations or warranties other than a warranty as to the absence of Owner Lessor's Liens and a warranty of the Equity Investor as to the absence of Equity Investor's Liens, and shall execute and deliver appropriate releases and other documents or instruments necessary or desirable to effect the foregoing, all to be prepared, filed and recorded (as appropriate) at the cost and expense of the Lessee. It shall be a condition of the termination of this Project Lease pursuant to this Section 21 that the Lessee shall pay all amounts it is obligated to pay under this Section
21.2. If the Lessee fails to consummate any purchase pursuant to the exercise of the option set forth in Section 21.1(i) hereof, after giving notice of its intention to do so, (i) this Project Lease shall continue and (ii) such failure to consummate shall not constitute a Lease Default; provided, however, that, unless the exercise of the purchase option has been withdrawn before the date on which any related notice of prepayment of Senior Notes has become irrevocable in accordance with the terms of the Indenture, the Lessee shall be obligated to make a Supplemental Rent payment (on an After-Tax Basis to the Owner Lessor and the Equity Investor) equal to the principal of, and interest and Make-Whole
Premium, if any on the Senior Notes which are due and payable. Whether or not this Project Lease is terminated and whether or not the Lessee fails to consummate any purchase pursuant to the exercise of the option set forth in
Section 21.1(i) hereof, the Lessee shall in any event pay all reasonable out-of-pocket costs and expenses of the Owner Lessor, the Equity Investor, the
Indenture Trustee and the Noteholders in connection with the exercise by the
Lessee of its right to purchase the Owner Lessor's Leasehold Interest under this
Section 21.

          Section 21.3. Assumption of the Senior Notes. Notwithstanding the
provisions of Section 21.2, if (a) the Lessee (or its designee) shall have executed and delivered an assumption agreement to assume in full the Senior
Notes and the obligations and liabilities of the Owner Lessor under the
Indenture as permitted by and in accordance with Section 2.10(B) of the
Indenture, (b) all other conditions contained in such Section 2.10(B) shall have been satisfied, and (c) no Significant Lease Default or Lease Event of Default
shall have occurred and be continuing after giving effect to such assumption, then the amounts otherwise payable by the Lessee pursuant to this Section 21 shall be reduced by the outstanding principal amount of and accrued interest on the Senior Notes so assumed by the Lessee.

                                       40

SECTION 22. MISCELLANEOUS

          Section 22.1. Amendments and Waivers. No term, covenant, agreement or condition of this Project Lease may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

          Section 22.2. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein to a party hereto shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective
(a) upon personal delivery thereof, including by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or
(c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) and (b) above, in each case addressed to such party and copy party at its address set forth below or in the case of any such party or copy party hereto, at such other address as such party or copy party may from time to time designate by written notice to the other party:

If to the Owner Lessor:

     SE Puna, L.L.C.
     c/o Wilmington Trust Company
     Rodney Square North
     1100 North Market Street
     Wilmington, DE 19890-0001
     Telephone No.: (302) 636-6000
     Facsimile No.: (302) 636-4141
     Attention: Corporate Trust Administration

with a copy to the Equity Investor:

     SE Puna Lease, L.L.C.
     c/o Southern Company
     270 Peachtree Street NW
     Atlanta, GA 30303
     Telephone No.: (404) 506-5162
     Facsimile No.: (404) 506-0708
     Attention: Director, Finance and Capital Markets

and to the Indenture Trustee:

     Union Bank of California, N.A.
     475 Sansome Street, 12th Floor
     San Francisco, CA 94111
     Telephone No.: (415) 296-6754

                                       41

     Facsimile No.: (415) 296-6767
     Attention: Corporate Trust Department

If to the Lessee:

     Puna Geothermal Venture
     980 Greg Street
     Sparks, NV 89431
     Telephone No.: (775) 356-9029
     Facsimile No.: (775) 356-9039
     Attention: President

          Section 22.3. Survival. Except for the provisions of Sections 3.3,
3.5, 5, 9 and 17 (and any other provisions hereof which expressly contemplate that they shall so survive), which shall survive, the warranties and covenants made by each party hereto shall not survive the expiration or termination of this Project Lease in accordance with its terms.

          Section 22.4. Successors and Assigns. This Project Lease shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof. Except as expressly provided herein or in the other Operative Documents, neither party hereto may assign its interests or transfer its obligations herein without the consent of the other party hereto.

          Section 22.5. True Lease. The parties intend that the Owner Lessor (or the Equity Investor) is the owner and lessor of the Project and that the Lessee is the lessee thereof for all purposes including Federal income tax purposes
(subject to the Head Lessor's retention of legal title to the Project). Nothing herein shall be construed to affect the Owner Lessor's status as owner of the
Project or as conveying to the Lessee any right, title or interest in or to the
Project except as lessee only.

          Section 22.6. Governing Law. This Project Lease was negotiated in the
State of New York, and in all respects this Project Lease shall be governed by, and construed in accordance with, the laws of the State of New York, except that provisions for the creation and enforcement of any interest in real estate created hereby shall be governed by and construed according to the laws of the
State of Hawaii, it being understood that, to the fullest extent permitted by the law of the State of Hawaii, the law of the State of New York shall govern the validity and enforceability of the representations, warranties, covenants and obligations of the Lessee and the Owner Lessor under this Project Lease and all other Operative Documents and all of the obligations arising hereunder or thereunder.

          Section 22.7. Severability. Any provision of this Project Lease that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                                       42

          Section 22.8. Counterparts. This Project Lease may be executed by the parties hereto on any number of separate counterparts, each of which, subject to
Section 20, when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          Section 22.9. Headings and Table of Contents. The headings of the sections of this Project Lease and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

          Section 22.10. Further Assurances. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by the other party, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Project Lease.

          Section 22.11. Effectiveness. This Project Lease has been dated as of the date first above written for convenience only. This Project Lease shall be effective on the Closing Date.

          Section 22.12. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Project Lease is executed and delivered by the Trust Company, not individually or personally but solely as manager of the Owner Lessor under the LLC Agreement, in the exercise of the powers and authority conferred and vested in it pursuant thereto, (b) each of the representations, undertakings and agreements herein made on the part of the
Owner Lessor is made and intended not as personal representations, undertakings and agreements by the Trust Company but is made and intended for the purpose for binding only the Owner Lessor, (c) nothing herein contained shall be construed as creating any liability on the Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall the Trust Company, be personally liable for the payment of any indebtedness or expenses of the Owner Lessor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Lessor under this Project Lease.

          Section 22.13. Entire Agreement. This Agreement, together with the other applicable Operative Documents, constitutes the entire agreement of the parties hereto and thereto with respect to the subject matter hereof and thereof and supercedes all oral and prior written agreements and understandings with respect to such subject matter.

                                       43

     IN WITNESS WHEREOF, the Owner Lessor and the Lessee have caused this
Project Lease to be duly executed and delivered by their respective officers thereunto duly authorized.

                                        SE Puna, L.L.C.

                                        By: Wilmington Trust Company, not in its
                                            individual capacity but solely as
                                            Owner Manager

                                            By: /s/ Janel R. Harvilla
                                                --------------------------------
                                            Name: Janel R. Harvilla
                                            Title: Financial Services Officer

                                        PUNA GEOTHERMAL VENTURE

                                        By: ORNI 8 LLC, its partner
                                        By: Ormat Nevada Inc., its Manager

                                            By: /s/ Connie Stechman
                                                --------------------------------
                                            Name: Connie Stechman
                                            Title: Assistant Secretary

                                        By: OrPuna LLC, its partner
                                        By: Ormat Nevada Inc., its Manager

                                            By: /s/ Connie Stechman
                                                --------------------------------
                                            Name: Connie Stechman
                                            Title: Assistant Secretary

*Receipt of the original counterpart of the foregoing Project Lease is hereby acknowledged on this 18th day of May 2005.

                                        Union Bank of California, N.A.,
                                        as Indenture Trustee

                                        By: /s/ Sonia N. Flores
                                            ------------------------------------
                                        Name: Sonia N. Flores
                                        Title: Vice President

----------
* This acknowledgment executed in the original counterpart only.

                         PROJECT LEASE SUPPLEMENT NO. 1

     This PROJECT LEASE SUPPLEMENT NO. 1, dated as of May 18, 2005, is between
SE PUNA, L.L.C., a Delaware limited liability company (the "Owner Lessor"), and
PUNA GEOTHERMAL VENTURE, a Hawaii general partnership (the "Lessee").

                                   WITNESSETH:

     WHEREAS, the Owner Lessor and the Lessee have heretofore entered into that certain Project Lease Agreement, dated as of May 18, 2005 (the "Project Lease").
The terms used herein are used with the meanings specified in the Project Lease;
and

     WHEREAS, the Project Lease provides for the execution and delivery of a
Project Lease Supplement substantially in the form hereof for, among other things, the purpose of leasing the Project and confirming Periodic Lease Rent,
Allocated Rent and Termination Values with respect thereto.

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1. Lease. The Owner Lessor hereby leases the Project, upon the terms and conditions set forth in the Project Lease, to the Lessee for the Basic
Lease Term (and Renewal Lease Term, if any) and the Lessee hereby leases the
Project upon the terms and conditions set forth in the Project Lease, from the
Owner Lessor for such Basic Lease Term (and Renewal Lease Term, if any). The
Head Lease Rent for the Project, designated as such in the Head Lease Supplement therefor, is $71,000,000.

          Section 2. Payment of Periodic Rent. The Lessee hereby agrees to pay to the Owner Lessor basic lease rent for the lease of the Project (the "Periodic
Lease Rent"), payable with respect to the Basic Lease Term thereof, as follows:
each payment of Periodic Lease Rent shall be payable on each Rent Payment Date in the amount equal to, subject to Section 3.4 of the Project Lease, the product of (x) the Head Lease Rent therefor multiplied by (y) the percentage set forth opposite such Rent Payment Date on Schedule 1 hereto under the caption "Periodic
Lease Rent Percentage."

          Section 3. Allocation of Rent. The Periodic Lease Rent allocated to each Rental Period for the use by the Lessee of the Project shall be an amount equal to the product of (x) the Head Lease Rent therefor multiplied by (y) the percentage set forth opposite such Rental Period in Schedule 2 hereof under the caption "Allocation Percentage" (the "Allocated Rent").

                                        1

          Section 4. Termination Values. Termination Values for any Termination
Date in respect of the Project shall be an amount equal to the product of (x)
the Head Lease Rent therefor multiplied by (y) the percentage set forth under the heading "Termination Value Percentages" on Schedule 3 hereto.

          Section 5. EBO Price; EBO Date Prepaid Rent Balance. The EBO Price in
respect of the Project shall mean an amount equal to $74,137,981.97. The EBO
Date Prepaid Rent Balance shall mean an amount equal to $3,023,892.07.

          Section 6. FPPO Price. The FPPO Price in respect of the Project shall mean an amount equal to $42,850,709.17.

          Section 7. Miscellaneous. (a) This Project Lease Supplement No. 1
shall be construed in connection with and as part of the Project Lease, and all terms, conditions and covenants contained in the Project Lease, except as herein modified, shall be and remain in full force and effect.

     (b) This Project Lease Supplement No. 1 may be executed in any number of counterparts, each executed counterpart constituting an original but all together one and the same instrument.

          IN WITNESS WHEREOF, the Owner Lessor and the Lessee have caused this
Project Lease Supplement No. 1 to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                        SE PUNA, L.L.C.

                                        By: Wilmington Trust Company, not in its
                                            individual capacity but solely as
                                            Owner Manager

                                            By: /s/ Janel R. Harvilla
                                                --------------------------------
                                            Name: Janel R. Harvilla
                                            Title: Financial Services Officer

                                        PUNA GEOTHERMAL VENTURE

                                        By: ORNI 8 LLC, its partner

                                            By: /s/ Connie Stechman
                                                --------------------------------
                                            Name: Connie Stechman
                                            Title: Assistant Secretary

                                        By: OrPuna LLC, its partner

                                            By: /s/ Connie Stechman
                                                --------------------------------
                                            Name: Connie Stechman
                                            Title: Assistant Secretary

*Receipt of the original counterpart of the foregoing Project Lease Supplement
No. 1 is hereby acknowledged on this 18th day of May 2005.

                                        Union Bank of California, N.A.,
                                        as Indenture Trustee

                                        By: /s/ Sonia N. Flores
                                            ------------------------------------
                                        Name: Sonia N. Flores
                                        Title: Vice President

----------
* This acknowledgment executed in the original counterpart only.

--------------------------------------------------------------------------------
                                   SCHEDULE 1
                                     TO THE
                         PROJECT LEASE SUPPLEMENT NO. 1
                               PERIODIC LEASE RENT

          (expressed as a percentage of Head Lease Rent and in dollars)
--------------------------------------------------------------------------------

      RENT                   PERIODIC LEASE           PERIODIC LEASE
  PAYMENT DATE              RENT PERCENTAGE                RENT
  ------------              ---------------           --------------
    June 30, 2005             0.6473227042                459,599.12
December 30, 2005             2.8464218732              2,020,959.53
    June 30, 2006             4.3784005070              3,108,664.36
December 30, 2006             4.3784005070              3,108,664.36
    June 30, 2007             4.2254682113              3,000,082.43
December 30, 2007             4.2254682113              3,000,082.43
    June 30, 2008             4.6768710141              3,320,578.42
December 30, 2008             4.6768710141              3,320,578.42
    June 30, 2009             3.3255457465              2,361,137.48
December 30, 2009             5.0010715634              3,550,760.81
    June 30, 2010             2.7606800000              1,960,082.80
December 30, 2010             4.6806017746              3,323,227.26
    June 30, 2011             4.9906810563              3,543,383.55
December 30, 2011             4.9906810563              3,543,383.55
    June 30, 2012             5.0771234507              3,604,757.65
December 30, 2012             5.0771234507              3,604,757.65
    June 30, 2013             4.9704976620              3,529,053.34
December 30, 2013             4.9704976620              3,529,053.34
    June 30, 2014             5.3714510704              3,813,730.26
December 30, 2014             5.3714510704              3,813,730.26
    June 30, 2015             5.0612968028              3,593,520.73
December 30, 2015             5.0612968028              3,593,520.73
    June 30, 2016             5.1572162113              3,661,623.51
December 30, 2016             5.1572162113              3,661,623.51
    June 30, 2017             5.4082660423              3,839,868.89
December 30, 2017             5.4082660423              3,839,868.89
    June 30, 2018             5.5358332535              3,930,441.61
December 30, 2018             5.5358332535              3,930,441.61
    June 30, 2019             5.6862400704              4,037,230.45
December 30, 2019             5.6862400704              4,037,230.45
    June 30, 2020             2.5095298592              1,781,766.20
December 30, 2020             5.3780137042              3,818,389.73
    June 30, 2021             0.0000000000                      0.00
December 30, 2021             5.8578008310              4,159,038.59
    June 30, 2022             0.0000000000                      0,00
December 30, 2022             2.5535723521              1,813,036.37
    June 30, 2023             0.0000000000                      0.00
December 30, 2023             0.0000000000                      0.00
    June 30, 2024             0.0000000000                      0.00
December 30, 2024             0.0000000000                      0.00
    June 30, 2025             0.0000000000                      0.00
December 30, 2025             0.0000000000                      0.00
    June 30, 2026             0.0000000000                      0.00
December 30, 2026             0.0000000000                      0.00
    June 30, 2027             0.0000000000                      0.00
December 30, 2027             0.0000000000                      0.00

            Total           156.6392511126            111,213,868.29

--------------------------------------------------------------------------------
                                   SCHEDULE 2
                                     TO THE
                         PROJECT LEASE SUPPLEMENT NO. 1

     ALLOCATED RENT, PROPORTIONAL RENT AND SECTION 467 INTEREST PERCENTAGES

                 (expressed as a percentage of Head Lease Rent)
--------------------------------------------------------------------------------


        RENTAL PERIOD
-------------------------------
                                                        PROPORTIONAL        SECTION 467
 FROM AND                TO AND          ALLOCATION         RENT              INTEREST
INCLUDING              INCLUDING         PERCENTAGE      PERCENTAGE          PERCENTAGE
---------              ---------         ----------     ------------        -----------

  May 19, 2005     December 30,2005      2.5672189155    2.8862298169      0.0000000000

January 1, 2006    December 30,2006      7.0015061268    7.8715358732      0.0318945211

January 1, 2007    December 30,2007      7.0015061268    7.8715358732      0.0800454085

January 1, 2008    December 30,2008      7.0015061268    7.8715358732      0.1146663239

January 1, 2009    December 30,2009      7.0015061268    7.8715358732      0.1985021268

January 1, 2010    December 30,2010      7.0015061268    7.8715358732      0.2328152535

January 1, 2011    December 30,2011      7.0015061268    7.8715358732      0.2224497183

January 1, 2012    December 30,2012      7.0015061268    7.8715358732      0.3448942113

January 1, 2013    December 30,2013      7.0015061268    7.8715358732      0.4828434789

January 1, 2014    December 30,2014      7.0015061268    7.8715358732      0.6168393803

January 1, 2015    December 30,2015      7.0015061268    7.8715358732      0.7999701831

January 1, 2016    December 30,2016      7.0015061268    7.8715358732      0.9601491549

January 1, 2017    December 30,2017      7.0015061268    7.8715358732      1.1388090423

January 1, 2018    December 30,2018      7.0015061268    7.8715358732      1.3532088169

January 1, 2019    December 30,2019      7.0015061268    7.8715358732      1.5922591408

January 1, 2020    December 30,2020      7.0015061268    7.8715358732      1.8596523239

January 1, 2021    December 30,2021      7.0015061268    7.8715358732      1.9581244789

January 1, 2022    December 30,2022      7.0015061268    7.8715358732      1.9552049155

January 1, 2023    December 30,2023      7.0015061268    7.8715358732      1.7786600845

January 1, 2024    December 30,2024      7.0015061268    7.8715358732      1.4587841127

January 1, 2025    December 30,2025      7.0015061268    7.8715358732      1.1221146479

January 1, 2026    December 30,2026      7.0015061268    7.8715358732      0.7677700282

January 1, 2027    December 30,2027      7.0015061268    7.8715358732      0.3948223239

January 1, 2028      January 3,2028      0.0388974075    0.0437309249      0.0000191635

                              Total    156.6392511126  176.1037499522     19.4644988396


--------------------------------------------------------------------------------
                                   SCHEDULE 3
                                     TO THE
                         PROJECT LEASE SUPPLEMENT NO. 1

                          TERMINATION VALUE PERCENTAGES

                 (expressed as a percentage of Head Lease Rent)
--------------------------------------------------------------------------------

               TERMINATION               TERMINATION VALUE
                   DATE                      PERCENTAGE
               -----------               -----------------
                May 30, 2005               106.3202447183
               June 30, 2005               106.5414426479
               July 30, 2005               107.3672670704
              August 30, 2005              108.1967439014
             September 30, 2005            109.0299003662
              October 30, 2005             109.8490624930
             November 30, 2005             110.6718273803
             December 30, 2005             108.6518000141
              January 30, 2006             109.4490959437
             February 28, 2006             110.2498318451
               March 30, 2006              111.0540333521
               April 30, 2006              111.8573009437
                May 30, 2006               112.6449368592
               June 30, 2006               109.0575402676
               July 30, 2006               109.7770797183
              August 30, 2006              110.4994797887
             September 30, 2006            111.2247618028
              October 30, 2006             111.9274590282
             November 30, 2006             112.6328913803
             December 30, 2006             108.9626787606
              January 30, 2007             109.6151808310
             February 28, 2007             110.2700626901
               March 30, 2007              110.9273420423
               pril 30, 2007               111.5806647183
                May 30, 2007               112.2258624225
               June 30, 2007               108.6479172676
               July 30, 2007               109.2520861549
              August 30, 2007              109.8583120423
             September 30, 2007            110.4666102254
              October 30, 2007             111.0629816901
             November 30, 2007             111.6613520423
             December 30, 2007             108.0362679718
              January 30, 2008             108.5998349577
             February 29, 2008             109.1651949014
               March 30, 2008              109.7323611690
               April 30, 2008              110.2978436056
                May 30, 2008               110.8598466901
               June 30, 2008               106.7467600704
               July 30, 2008               107.2748676197
              August 30, 2008              107.8045544930
             September 30, 2008            108.3358324648
              October 30, 2008             108.8616645775
             November 30, 2008             109.3890590704
             December 30, 2008             105.2411565493
              January 30, 2009             105.7362144930
             February 28, 2009             106.2326508451

--------------------------------------------------------------------------------
                                   SCHEDULE 3
                                     TO THE
                         PROJECT LEASE SUPPLEMENT NO. 1

                          TERMINATION VALUE PERCENTAGES

                 (expressed as a percentage of Head Lease Rent)
--------------------------------------------------------------------------------

                TERMINATION               TERMINATION VALUE
                    DATE                      PERCENTAGE
                -----------               -----------------
               March 30, 2009               106.7304758310
               April 30, 2009               107.2279376479
                May 30, 2009                107.7215289155
                June 30, 2009               104.8909419014
                July 30, 2009               105.3562444366
               August 30, 2009              105.8227036479
             September 30, 2009             106.2903281690
              October 30, 2009              106.7521042394
              November 30, 2009             107.2150107183
              December 30, 2009             102.6779844648
              January 30, 2010              103.0942189155
              February 28, 2010             103.5112444507
               March 30, 2010               103.9290669577
               April 30, 2010               104.3459367746
                May 30, 2010                104.7621812535
                June 30, 2010               102.4185368873
                July 30, 2010               102.8215354225
               August 30, 2010              103.2252264366
             September 30, 2010             103.6296150704
              October 30, 2010              104.0328116479
              November 30, 2010             104.4367021549
              December 30, 2010             100.1606900000
              January 30, 2011              100.5275350704
              February 28, 2011             100.8948032254
               March 30, 2011               101.2624976338
               April 30, 2011               101.6301477465
                May 30, 2011                102.0007365070
                June 30, 2011               97.3810951972
                July 30, 2011               97.7381267183
               August 30, 2011              98.0956088873
             September 30, 2011             98.4535450704
              October 30, 2011              98.8152846901
              November 30, 2011             99.1775100423
              December 30, 2011             94.5495436761
              January 30, 2012              94.8964908873
              February 29, 2012             95.2439189296
               March 30, 2012               95.5918313803
               April 30, 2012               95.9410683662
                May 30, 2012                96.2934571972
                June 30, 2012               91.5692439577
                July 30, 2012               91.9066932817
               August 30, 2012              92.2446603099
             September 30, 2012             92.5831488873
              October 30, 2012              92.9257015352
              November 30, 2012             93.2688099014
              December 30, 2012             88.5353546901

--------------------------------------------------------------------------------
                                   SCHEDULE 3
                                     TO THE
                         PROJECT LEASE SUPPLEMENT NO. 1

                          TERMINATION VALUE PERCENTAGES

                 (expressed as a percentage of Head Lease Rent)
--------------------------------------------------------------------------------

               TERMINATION               TERMINATION VALUE
                   DATE                      PERCENTAGE
               -----------               -----------------
            January 30, 2013               88.8620157183
            February 28, 2013              89.1892283099
             March 30, 2013                89.5169965634
             April 30, 2013                89.8462092958
              May 30, 2013                 90.1787953099
             June 30, 2013                 85.5414793803
              July 30, 2013                85.8592020986
            August 30, 2013                86.1775199859
           September 30, 2013              86.4964374789
            October 30, 2013               86.8196960000
            November 30, 2013              87.1435909437
            December 30, 2013              82.4976293662
            January 30, 2014               82.8050977183
           February 28, 2014               83.1132019155
             March 30, 2014                83.4219467042
             April 30, 2014                83.7322710845
              May 30, 2014                 84.0462218592
             June 30, 2014                 78.9894056901
             July 30, 2014                 79.2854033239
            August 30, 2014                79.5820810141
           September 30, 2014              79,8794438310
            October 30, 2014               80.1814558592
            November 30, 2014              80.4841927465
            December 30, 2014              75.4162088310
            January 30, 2015               75.6992816901
            February 28, 2015              75.9830756761
             March 30, 2015                76.2675961831
             April 30, 2015                76.5538383521
              May 30, 2015                 76.8439588028
             June 30, 2015                 72.0735560845
              July 30, 2015                72.3469298732
            August 30, 2015                72.6210792676
           September 30, 2015              72.8960100704
            October 30, 2015               73.1759061127
            November 30, 2015              73.4566263662
            December 30, 2015              68.6768801690
            January 30, 2016               68.9391129155
            February 29, 2016              69.2021728592
             March 30, 2016                69.4660661972
             April 30, 2016                69.7318436056
              May 30, 2016                 70.0017883944
             June 30, 2016                 65.1154016338
              July 30, 2016                65.3671490000
            August 30, 2016                65.6197815211
           September 30, 2016              65.8733057746
            October 30, 2016               66.1321467324

--------------------------------------------------------------------------------
                                   SCHEDULE 3
                                     TO THE
                         PROJECT LEASE SUPPLEMENT NO. 1

                          TERMINATION VALUE PERCENTAGES

                 (expressed as a percentage of Head Lease Rent)
--------------------------------------------------------------------------------

               TERMINATION               TERMINATION VALUE
                   DATE                      PERCENTAGE
               -----------               -----------------
             November 30, 2016             66.3919256901
             December 30, 2016             61.4954334225
             January 30, 2017              61.7351882958
             February 28, 2017             61.9758834930
              March 30, 2017               62.2175260282
              April 30, 2017               62.4612275493
               May 30, 2017                62.7093997746
               June 30, 2017               57.5503090141
               July 30, 2017               57.7761732817
              August 30, 2017              58.0030171690
            September 30, 2017             58.2308479718
             October 30, 2017              58.4643410000
             November 30, 2017             58.6988704930
             December 30, 2017             53.5261781268
             January 30, 2018              53.7366224930
             February 28, 2018             53.9480842958
              March 30, 2018               54.1605711268
              April 30, 2018               54.3752575915
               May 30, 2018                54.5946757042
               June 30, 2018               49.2793448732
               JULY 30, 2018               49.4745167606
              August 30, 2018              49.6707460563
            September 30, 2018             49.8680406338
             October 30, 2018              50.0713185634
             November 30, 2018             50.2757142958
             December 30, 2018             44.9454029014
             January 30, 2019              45.1238531831
             February 28, 2019             45.3034015352
              March 30, 2019               45.4840561549
              April 30, 2019               45.6670528169
               May 30, 2019                45.8550564085
               June 30, 2019               40.3579891831
               July 30, 2019               40.5200875070
              August 30, 2019              40.6833308028
            September 30, 2019             40.8477275775
             October 30, 2019              41.0184530986
             November 30, 2019             41.1903878451
             December 30, 2019             35.6773007887
             January 30, 2020              35.7983495352
             February 29, 2020             35.9203001831
              March 30, 2020               36.0431594789
              April 30, 2020               36.1682258451
               May 30, 2020                36.2980779296
               June 30, 2020               33.9193676761
               July 30, 2020               34.0280491549
              August 30, 2020              34.1375404085

--------------------------------------------------------------------------------
                                   SCHEDULE 3
                                     TO THE
                         PROJECT LEASE SUPPLEMENT NO. 1

                          TERMINATION VALUE PERCENTAGES

                 (expressed as a percentage of Head Lease Rent)
--------------------------------------------------------------------------------

               TERMINATION               TERMINATION VALUE
                   DATE                      PERCENTAGE
               -----------               -----------------
            September 30, 2020              34.2478474648
             October 30, 2020               34.3641149014
             November 30, 2020              34.4812486338
             December 30, 2020              29.2212414225
             January 30, 2021               29.2777475915
             February 28, 2021              29.3346748028
              March 30, 2021                29.3920261549
              April 30, 2021                29.4510894507
               May 30, 2021                 29.5143805775
               June 30, 2021                29.5781432676
               July 30, 2021                29.6512191127
              August 30, 2021               29.7248394507
            September 30, 2021              29.7990083099
             October 30, 2021               29.8787801127
             November 30, 2021              29.9591462958
             December 30, 2021              24.1823104366
             January 30, 2022               24.1952508169
             February 28, 2022              24.2082876197
              March 30, 2022                24.2214215493
              April 30, 2022                24.2359159296
               May 30, 2022                 24.2543080000
               June 30, 2022                24.2728371268
               July 30, 2022                24.3003469437
              August 30, 2022               24.3280617465
            September 30, 2022              24.3559830423
             October 30, 2022               24.3891653099
             November 30, 2022              24.4225948310
             December 30, 2022              21.9027010563
             January 30, 2023               21.9102780845
             February 28, 2023              21.9179115493
              March 30, 2023                21.9256019014
              April 30, 2023                21.9346127887
               May 30, 2023                 21.9475990986
               June 30, 2023                21.9606821690
               July 30, 2023                21.9829820423
              August 30, 2023               22.0054480704
            September 30, 2023              22.0280814930
             October 30, 2023               22.0560946056
             November 30, 2023              22.0843164225
             December 30, 2023              22.1127485352
             January 30, 2024               22.1479062817
             February 29, 2024              22.1833259859
              March 30, 2024                22.2190096056
              April 30, 2024                22.2562618592
               May 30, 2024                 22.2979147887
               June 30, 2024                22.3398780845

--------------------------------------------------------------------------------
                                   SCHEDULE 3
                                     TO THE
                         PROJECT LEASE SUPPLEMENT NO. 1

                          TERMINATION VALUE PERCENTAGES

                 (expressed as a percentage of Head Lease Rent)
--------------------------------------------------------------------------------

               TERMINATION               TERMINATION VALUE
                   DATE                      PERCENTAGE
               -----------               -----------------
              July 30, 2024                22.3917746620
             August 30, 2024               22.4440579155
           September 30, 2024              22.4967307324
            October 30, 2024               22.5552934930
            November 30, 2024              22.6142926056
            December 30, 2024              22.6737313239
            January 30, 2025               22.7404847746
            February 28, 2025              22.8077355915
             March 30, 2025                22.8754874930
             April 30, 2025                22.9451185775
              May 30, 2025                 23.0196177324
              June 30, 2025                23.0946719577
              July 30, 2025                23.1804336479
             August 30, 2025               23.2668343521
           September 30, 2025              23.3538788028
            October 30, 2025               23.4473708169
            November 30, 2025              23.5415594225
            December 30, 2025              23.6364498028
            January 30, 2026               24.1928156056
            February 28, 2026              24.2964280563
             March 30, 2026                24.4008125070
             April 30, 2026                24.5074244507
              May 30, 2026                 24.6198905915
              June 30, 2026                24.7331947042
              July 30, 2026                24.8583517042
             August 30, 2026               24.9844412394
           September 30, 2026              25.1114702254
            October 30, 2026               25.2459927606
            November 30, 2026              25.3815175915
            December 30, 2026              25.5180521972
            January 30, 2027               25.0796465211
            February 28, 2027              25.2263174225
             March 30, 2027                25.3740811408
             April 30, 2027                25.5244330423
              May 30, 2027                 25.6819076620
              June 30, 2027                25.8405556056
              July 30, 2027                26.0124255915
             August 30, 2027               26.1855761408
           September 30, 2027              26.3600168169
            October 30, 2027               26.5432690704
            November 30, 2027              26.7278867042
            December 30, 2027              26.9138799014